UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23382

Sprott Funds Trust
(Exact name of registrant as specified in charter)

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J2J1
(Address of principal executive offices) (Zip code)

John Ciampaglia

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J2J1
(Name and address of agent for service)

(416) 943-8099

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2022

Date of reporting period: December 31, 2022

EXPLANATORY NOTE

The Registrant filed an amendment to its Form N-CSR for the period ended December 31, 2022, originally filed with the Securities and Exchange Commission on March 8, 2023 (Accession Number 0001839882-23-006250) ("Original Filing") and two subsequent amendments to that filing: (1) on June 29, 2023 (Accession Number 0001387131-23-008033) ("Amendment No. 1"); and (2) on July 10, 2023 (Accession Number 0001387131-23-008342) ("Amendment No. 2"). The Registrant is filing this amendment to the Original Filing ("Amendment No. 3") to replace the Explanatory Note set forth in Amendment Nos. 1 and 2 with this Explanatory Note, which hereby states that: (1) Amendment No. 1's intent was to correct the date with respect to the Sprott Junior Gold Miners ETF from "December 1, 2022" to "December 31, 2022" in the statements of operations column in the table set forth under "Opinion on the Financial Statements" in the independent registered public accounting firm's letter set forth in the Original Filing; and (2) in addition to the intended change in Amendment No. 1, Amendment No. 2 was to reinstate certain dates that were correct in the table set forth under "Opinion on the Financial Statements" in the independent registered public accounting firm's letter set forth in the Original Filing related to the Sprott Gold Equity Fund, Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF that were inadvertently changed to incorrect dates in Amendment No. 1. This Amendment No. 3 contains the correct date (August 17, 2023) on the signature page and the certifications required by Rule 30a-2(a) and Rule 30a-2(b), which were incorrect in Amendments No. 1 and 2. Except for the dates included on the signature page and the certifications required by Rule 30a-2(a) and Rule 30a-2(b), this Amendment No. 3 does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Annual Report

December 31, 2022

Sprott Gold Equity Fund Investor Class (Nasdaq: SGDLX)

Sprott Gold Equity Fund Institutional Class (Nasdaq: SGDIX)

1 | December 31, 2022

Sprott Gold Equity Fund

Shareholder LetterDecember 31, 2022 (Unaudited)

Dear Fellow Shareholders,

We report to you on Sprott Gold Equity Fund’s (the “Fund”) annual fiscal period ending December 31, 2022. For the 12 months of 2022, the Fund declined 13.21%. This compares to a decline of 6.86% for the PHLX Gold/Silver Sector Total Return Index (XXAU),1 the Fund’s prospectus benchmark, over the same period. 2022 represented a difficult bear market for most asset classes, with the S&P 500 Total Return Index2 declining 18.11%. Gold bullion managed to maintain its safe haven status by posting a relatively flat -0.28% return for the year.

2022 Precious Metals Markets

Gold prices finished the year at $1,824 per ounce with an average price of $1,803, just above 2021’s average of $1,800. In 2022, the rising interest rate induced market disruptions, geopolitical events and the resulting global economic shifts were accompanied by the market’s recognition that natural resource trade can be useful to establish currency authority to the benefit of gold.

The end of 2022 was characterized by a correcting U.S. dollar (USD) in contrast to its strong run through the first nine months of 2022. An improvement in gold prices came with the turn in the USD just after the U.S. mid-term elections in early November, in which the Republican Party gained control of the U.S. House of Representatives. In response, the U.S. 10-year Treasury bond fell below 4.00% within days of the election. Gold prices, which had posted seven consecutive months of lower prices through September, rose steadily in the year’s final weeks after bottoming three times at higher lows in the fall months prior to the election.

Gold’s bottoming process and the weakening of the USD came about as markets began to recognize that central banks had aggressively accumulated gold through the first nine months of 2022 to offset USD strength. Central banks built up reserves as an alternative to USD sanction policies and as global trade bottlenecks developed with the Russia-Ukraine war. While the third quarter saw particularly strong physical gold demand, as reported by the World Gold Council, the momentum continued into the December period as gold prices rose.

Another positive construct for gold prices that developed during late 2022 was diminished sales of gold exchange traded funds (ETFs) after repeated months of net sales since mid-April. Earlier in the year, with the onset of the Russia-Ukraine war, the gold price surge was attributed to, among other events, gold ETF demand. By contrast, gold price weakness since April coincided with a decline in global gold ETFs holdings, which have stabilized at this writing.

As of this writing, gold prices were breaking through upside resistance points, such as 50- and 200-day moving averages (~$1,781/$1,779). Markets appear to be factoring in a weaker USD for 2023 and a more stable interest rate environment as the impact of price inflation on the global economy eases. We expect that gold will likely do well as markets anticipate easing monetary policies, which may destabilize markets. Based on market consensus, a recession may follow and this has the potential to lead to a further diminution of value in financial assets.

Silver, which holds a dual role as a monetary and industrial metal, showed its sensitivity to faltering and shifting global economic conditions and manufacturing activity in 2022. Silver prices began the year at $23.31 per ounce and finished at $23.95, with a recovery just ahead of gold in early November before the U.S. mid-term elections. A recovery characterized by silver advancing before gold has been seen in the past and could signal a more extensive and stronger cyclical recovery going forward. The average silver price for 2022 was $21.79 per ounce, which compares to an average daily price of $25.14 in 2021, a 13.34% decrease in the average year-over-year price.

2022 Precious Metals Equities Activity

Precious metals stocks followed the vicissitudes of gold and silver bullion prices in 2022. The drawdown of value during mid-2022 turned around as smaller-capitalization precious metals stocks began to outperform larger-cap producers. Markets apparently had overly discounted the risk exposure of the small-caps, as they began to outperform in the third quarter just before the gold price recovery.

We have emphasized the smaller-cap gold and silver equities in the Fund, which we have also observed, in the past, can lead to a more pronounced and extended gold price recovery. During the past year, smaller-cap miners and developers declined more than large-cap producers and royalty companies. That underperformance has turned around since midyear. Earlier in the year, markets discounted the impact of labor and energy cost pressures on the miners, along with lower precious metals prices, but this cycle ended with the precious metals sector recovery.

1The PHLX Gold/Silver Sector Total Return Index (XXAU) is a capitalization-weighted index composed of companies involved in the gold or silver mining industry.

2The Standard and Poor’s 500 Total Return Index (S&P 500) is a capitalization-weighted Index composed of 500 large companies listed on stock exchanges in the United States.

2 | December 31, 2022

Sprott Gold Equity Fund

Shareholder LetterDecember 31, 2022 (Unaudited)

We think precious metals equities represent good value currently, and with positive precious metal market dynamics, current gold and silver equity valuations warrant a continuing rally. Current market values could lead to more merger and acquisition (M&A) activity during 2023. Corporate restructurings as a result of last year’s mergers could also provide support to gold equity valuations. The combination of the Agnico Eagle-Pan American Silver-Yamana asset portfolio and subsequent sale of non-core assets, along with the mining industry’s interest in gold-copper properties, is likely to keep capital in the sector looking for value and provide further support to precious metals equity valuations.

Fund Positioning & Activity

The Fund’s largest position continues to be the 63,791 ounces of physical gold, representing 14.01% of the Fund’s value at the end of 2022. This position was reduced from 70,660 ounces at the end of 2021, as we took profits from the sale of gold as prices improved. The Fund’s allocation to gold bullion helps to offset the volatility of the Fund’s positions in gold and silver equities. The Fund’s gold holdings are an important core investment; this physical gold is vaulted in a secure location outside the financial system.

Precious metals equities account for the rest of the Fund holdings and while the gold and silver prices greatly influence them, each company has its own unique value profile. Approximately 65.15% of the Fund’s investments were invested in gold mining stocks as of yearend (companies that generate a large majority of revenue from gold production), while approximately 8.97% were invested in silver mining stocks (companies that emphasize silver production). The Fund continues to find exposure to small- and mid-capitalization precious metals mining stocks more appealing because their valuations offer greater long-term appreciation potential than larger precious metals producers.

TOP 10 POSITIONS[2] (% OF NET ASSETS)		ASSET ALLOCATION[2] (% OF NET ASSETS)
Gold Bullion	14.01
MAG Silver Corp.	5.97
i-80 Gold Corp.	5.35
Osisko Mining Inc.	4.79
Agnico Eagle Mines Limited	4.72
Alamos Gold Inc.	4.63
Perseus Mining Limited	3.37
Osisko Gold Royalties Ltd	3.27
Endeavour Mining Corp	3.19
OceanaGold Corporation	3.10
Top 10 Total	52.40

Holdings may vary, and this list is not a recommendation to buy or sell any security.

PORTFOLIO DETAILS AND DIAGNOSTICS		5-YEAR RISK MEASURES & STATISTICS
Total Number of Holdings	51	Volatility (Standard Deviation)	30.66
Weighted Median Market Cap	$1.5 Billion	Sharpe Ratio	0.05
Weighted Avg. Market Cap	$3.7 Billion	Alpha vs. PHLX Gold/Silver Sector Total Return Index (XXAU)	-0.39
Turnover Ratio	24%	Beta vs. PHLX Gold/Silver Sector Total Return Index (XXAU)	0.84

Source: FactSet.

2Net assets exclude cash equivalents, other assets & receivables.

3 | December 31, 2022

Sprott Gold Equity Fund

Shareholder LetterDecember 31, 2022 (Unaudited)

Investment Outlook

Precious metals are underowned and out of favor despite their strong relative and absolute performance in 2022. Most gold and silver mining stocks provided decent but not compelling relative performance last year. However, investors should remember that mining shares trade as long-duration options on higher gold and silver prices. For this reason, they provide investment performance leverage relative to intermediate to longer-term directional moves in the metal price.

We believe a positive shift in money flows in 2023 will be driven by a deeper and longer-than-expected recession, a panic-driven shift to monetary ease, a further decline in the U.S. dollar and a continuation of the bear market in financial assets. Moreover, secular U.S. dollar weakness may be supported by longer-term structural shifts in the global currency and trading arrangements owing to geopolitical considerations and the eventual modernization of gold trading.

We believe gold bullion and gold mining shares registered a major bottom in Q4 2022. Many investors still appear to be mired in nursing their wounds from 2022. They may be understandably shellshocked and paralyzed, engrossed in postmortems, or too distracted to understand the root causes of their misfortune. Most likely, they are seeking solace and hope that a rebound lies just ahead. Only a few will investigate the merits of gold exposure, but those investors who seize the opportunity presented by inexpensive, unloved gold mining equities, we believe, will have the potential to reap benefits from breaking the ranks of groupthink.

With best wishes,

John C. Hathaway Senior Portfolio Manager	Douglas B. Groh Senior Portfolio Manager

January 23, 2023

4 | December 31, 2022

Sprott Gold Equity Fund

Performance OverviewDecember 31, 2022 (Unaudited)

Growth of $10,000 (as of December 31, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Performance of the Benchmark Indexes

Sprott Gold Equity Fund (Investor Class)
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on December 31, 2012. On January 21, 2020, the Sprott Gold Equity Fund assumed the net asset value and performance history of the Tocqueville Gold Fund (the “Predecessor Fund”). Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2.00% redemption fee on shares held 90 days or less. Investors may obtain performance data current to the most recent month-end by calling toll free at 1.888.622.1813 or visiting Sprott.com.

In 2019 and 2020, the performance of the Sprott Gold Equity Fund (Investor Class) was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The PHLX Gold/Silver Sector Total Return Index (XXAU) is an unmanaged capitalization-weighted index which only includes companies in the gold and silver mining industry. Returns include the reinvestment of all dividends. This Index does not incur fees and expenses. You cannot invest directly in an index.

The Standard and Poor’s 500 Total Return Index (S&P 500) is a capitalization-weighted index composed of 500 large companies listed on stock exchanges in the United States. Returns include the reinvestment of all dividends. You cannot invest directly in an index.

Total expense ratio for Investor Class (per the Fund’s current prospectus dated April 29, 2022) was 1.41%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

AVERAGE ANNUAL RATE OF RETURN
FOR YEARS ENDED DECEMBER 31, 2022

	1 Year	3 Year	5 Year	10 Year
Sprott Gold Equity Fund (Investor Class)	-13.21%	0.29%	2.67%	-4.07%
PHLX Gold/Silver Sector Total Return Index (XXAU)	-6.86%	5.83%	8.61%	-1.95%
Standard & Poor’s 500 Total Return Index	-18.11%	7.66%	9.42%	12.56%

5 | December 31, 2022

Sprott Gold Equity Fund

Performance OverviewDecember 31, 2022 (Unaudited)

Growth of $1,000,000 (as of December 31, 2022)

Comparison of Change in Value of $1,000,000 Investment in the Fund and the Performance of the Benchmark Indexes

Sprott Gold Equity Fund (Institutional Class)
(Unaudited)

This chart assumes an initial gross investment of $1,000,000 made on April 8, 2019 (commencement of operations for Institutional Class). Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2.00% redemption fee on shares held 90 days or less. Investors may obtain performance data current to the most recent month-end by calling toll free at 1.888.622.1813 or visiting Sprott.com.

In 2019 and 2020, the performance of the Sprott Gold Equity Fund (Institutional Class) was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The PHLX Gold/Silver Sector Total Return Index (XXAU) is an unmanaged capitalization-weighted index which only includes companies in the gold and silver mining industry. Returns include the reinvestment of all dividends. This Index does not incur fees and expenses. You cannot invest directly in an index.

The Standard and Poor’s 500 Total Return Index (S&P 500) is a capitalization-weighted index composed of 500 large companies listed on stock exchanges in the United States. Returns include the reinvestment of all dividends. You cannot invest directly in an index.

Total expense ratio for Institutional Class (per the Fund’s current prospectus dated April 29, 2022) was 1.12%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

AVERAGE ANNUAL RATE OF RETURN
FOR PERIODS ENDED DECEMBER 31, 2022

	1 Year	3 Year	Since Inception (April 8, 2019)
Sprott Gold Equity Fund (Institutional Class)	-12.97%	0.57%	7.18%
PHLX Gold/Silver Sector Total Return Index (XXAU)	-6.86%	5.83%	14.15%
Standard & Poor’s 500 Total Return Index	-18.11%	7.66%	9.70%

6 | December 31, 2022

Sprott Gold Equity Fund

Expense ExampleDecember 31, 2022 (Unaudited)

As a shareholder of the Sprott Gold Equity Fund (the “Fund”), you incur two types of costs: transaction costs, including redemption fees and exchange fees, as applicable; and ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (Jul. 1, 2022 - Dec. 31, 2022).

Actual Expenses: The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including redemption fees and exchange fees, as applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value Jul. 1, 2022	Ending Account Value Dec. 31, 2022	Expenses Paid During Period* Jul. 1, 2022 - Dec. 31, 2022
Sprott Gold Equity Fund (Investor Class)
Actual	$1,000	$1,061.50	$7.74
Hypothetical (5% returns before expenses)	$1,000	$1,017.69	$7.58

*The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio (1.49%) multiplied by the average account value during the period, multiplied by the number of days (184) in the most recent six-month period and divided by the number of the days in the most recent twelve month period (365).

	Beginning Account Value Jul. 1, 2022	Ending Account Value Dec. 31, 2022	Expenses Paid During Period* Jul. 1, 2022 - Dec. 31, 2022
Sprott Gold Equity Fund (Institutional Class)
Actual	$1,000	$1,063.00	$6.24
Hypothetical (5% returns before expenses)	$1,000	$1,019.16	$6.11

*The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio (1.20%) multiplied by the average account value during the period, multiplied by the number of days (184) in the most recent six-month period and divided by the number of the days in the most recent twelve month period (365).

7 | December 31, 2022

Sprott Gold Equity Fund

Schedule of InvestmentsAs of December 31, 2022

	Shares	Value
Common Stocks (83.70%)
Gold Related Securities (72.97%)
Australia (11.50%)
Bellevue Gold Ltd.(a)	16,235,905	$12,491,284
Evolution Mining Ltd.	5,873,421	11,916,796
Northern Star Resources Ltd.	3,226,500	23,966,717
Perseus Mining Ltd.	19,500,000	28,013,617
West African Resources Ltd.(a)	24,900,000	19,920,000
		96,308,414
Canada (52.29%)
Agnico Eagle Mines Ltd.	754,602	39,212,553
Alamos Gold, Inc. - Class A	3,799,600	38,413,956
Baru Gold Corp.(a)(b)	13,290,993	147,241
Equinox Gold Corp.(a)	4,954,995	16,211,690
Falco Resources Ltd.(a)(b)	23,722,300	1,839,617
I-80 Gold Corp.(a)(b)(c)	15,915,264	44,431,092
International Tower Hill Mines Ltd.(a)(b)	6,750,222	2,870,194
International Tower Hill Mines Ltd.(a)(b)(d)	864,529	370,330
International Tower Hill Mines Ltd.(a)(b)(d)(e)	18,664,631	7,995,189
Jaguar Mining, Inc.(b)	5,736,559	11,439,224
Lundin Gold, Inc.	1,000,000	9,771,049
Maverix Metals, Inc.	724,564	3,390,960
Maverix Metals, Inc.(c)(d)	3,642,700	17,002,854
New Gold, Inc.(a)	13,633,100	13,360,438
Novagold Resources, Inc.(a)(c)	2,030,800	12,144,184
OceanaGold Corp.(a)	13,500,000	25,723,781
Osisko Development Corp.(a)	844,465	3,598,643
Osisko Gold Royalties Ltd.	2,254,467	27,173,487
Osisko Mining, Inc.(a)(b)	15,384,239	39,767,235
Pan American Silver Corp.(c)	863,445	14,108,691
Seabridge Gold, Inc.(a)	850,000	10,693,000
Silvercrest Metals, Inc.(a)(b)	4,056,600	24,267,696
SSR Mining, Inc.	1,225,300	19,175,854
Strategic Metals Ltd.(a)(b)	9,886,500	1,898,442
Torex Gold Resources, Inc.(a)	2,233,900	25,655,203
Trifecta Gold Ltd.(a)	2,325,199	85,864
Victoria Gold Corp.(a)(b)	1,964,600	10,374,365
Wesdome Gold Mines Ltd.(a)	3,065,200	16,933,306
		438,056,138
South Africa (5.04%)
AngloGold Ashanti Ltd. - ADR(c)(f)	851,500	16,536,130
Gold Fields Ltd. - ADR(c)(f)	2,481,000	25,678,350
		42,214,480
United Kingdom (3.16%)
Endeavour Mining PLC	1,238,000	26,497,214

	Shares	Value
United States (0.98%)
Contango ORE, Inc.(a)(b)(g) (Originally acquired 10/16/17, Cost $5,000,800)	263,200	$5,952,268
Contango ORE, Inc.(a)(b)(g) (Originally acquired 12/19/22, Cost $2,000,000)	100,000	2,261,500
Electrum Ltd.(a)(g) (Originally acquired 12/21/07, Cost $13,065,361)	2,127,287	—
		8,213,768
Total Gold Related Securities		611,290,014

Other Precious Metals Related Securities (9.81%)
Canada (6.66%)
Bear Creek Mining Corp.(a)	3,054,000	1,702,932
MAG Silver Corp.(a)(b)(c)	1,742,835	27,240,511
MAG Silver Corp.(a)(b)(d)(e)	1,432,665	22,378,778
Nickel Creek Platinum Corp.(a)(b)	14,037,494	570,208
Vizsla Silver Corp.(a)(b)	3,437,500	3,935,100
		55,827,529
South Africa (2.37%)
Sibanye Stillwater Ltd. - ADR(c)(f)	1,864,000	19,870,240

United States (0.78%)
Gatos Silver, Inc.(a)(c)	1,265,348	5,175,272
Sunshine Silver Mining and Refining(a)(g) (Originally acquired 03/15/11, Cost $4,525,333)	243,690	1,330,549
		6,505,821
Total Other Precious Metals Related Securities		82,203,590

Other Securities (0.92%)
United States (0.92%)
Aclara Resources, Inc.(a)(c)	524,621	123,987
Gold Bullion International LLC(a)(b)(g) (Originally acquired 05/12/10, Cost $5,000,000)	5,000,000	6,900,000
I-Pulse, Inc.(a)(g) (Originally acquired 10/09/07, Cost $126,097)	74,532	596,256
Ivanhoe Electric, Inc.(a)	6,996	85,001
Total Other Securities		7,705,244
Total Common Stocks (Cost $807,332,293)		701,198,848

8 | December 31, 2022

Sprott Gold Equity Fund

Schedule of InvestmentsAs of December 31, 2022

	Shares	Value
Private Fund (1.55%)
Gold Related Security (1.55%)
Tocqueville Bullion Reserve LP - Class G(a)(b)	7,619	$12,945,814
Total Private Fund (Cost $13,795,735)		12,945,814

Gold Bullion (13.89%)	Ounces
United States (13.89%)
Gold Bullion(a)	63,791	116,355,531
Total Gold Bullion (Cost $26,098,519)		116,355,531

Warrants (0.05%)	Shares
Gold Related Securities (0.01%)
Canada (0.01%)
Falco Resources Ltd.
Expiration: 07/31/2025, Exercise Price: CAD $0.55(a)(b)(d)(e)(g) (Originally acquired 09/07/21, Cost $0)	3,750,000	1,108
Osisko Development Corp.
Expiration: 12/01/2023, Exercise Price: CAD $30.00(a)(d)(g) (Originally acquired 10/28/20, Cost $0)	222,233	39,802
Osisko Development Corp.
Expiration: 03/02/2027, Exercise Price: CAD $7.60(a)(d)(g) (Originally acquired 02/28/22, Cost $0)	499,999	90,140
Total Gold Related Securities		131,050
Other Precious Metals Related Securities (0.04%)
Canada (0.04%)
Nickel Creek Platinum Corp.
Expiration: 07/01/2024, Exercise Price: CAD $0.08(a)(b)(e)(g) (Originally acquired 07/01/19, Cost $0)	1,658,293	6,124
Vizsla Silver Corp.
Expiration: 11/15/2024, Exercise Price: CAD $2.00(a)(b)(d)(g) (Originally acquired 11/09/22, Cost $0)	1,718,750	303,256
Total Other Precious Metals Related Securities		309,380
Total Warrants (Cost $0)		440,430

	Shares	Value
Short-Term Investments (7.91%)
Money Market Fund (0.84%)
Invesco Treasury Portfolio
Institutional Class, 4.189%(h)	7,061,706	$7,061,706

Investments Purchased with Proceeds from Securities Lending (7.07%)
Mount Vernon Liquid Assets, 4.49%	59,219,943	59,219,943
Total Short-Term Investments (Cost $66,281,649)		66,281,649

Total Investments (Cost $913,508,196) - (107.10%)		897,222,272
Liabilities in Excess of Other Assets - ((7.10)%)		(59,512,463)

Total Net Assets - (100.00%)		$837,709,809

(a)Non-income producing security.

(b)Affiliated company. See Note 7.

(c)This security or a partial position of this security is on loan as of December 31, 2022. The total market value of securities on loan as of December 31, 2022 was $56,776,137. The loaned securities were secured with cash collateral of $59,219,943. Shares of the Mount Vernon Liquid Assets Portfolio LLC were purchased with proceeds from cash collateral received from securities on loan. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices. See Note 11.

(d)Denotes an issue that is traded on a foreign exchange when a company is listed more than once.

(e)Denotes a security that is either fully or partially restricted to resale. The value of restricted securities as of December 31, 2022 was $30,381,199, which represented 3.63% of net assets.

(f)Security is an American Depositary Receipt (ADR).

(g)Security is fair valued using procedures approved by the Board of Trustees which includes significant unobservable inputs and is deemed a Level 2 or 3 security. See Note 2. The aggregate value of fair valued securities as of December 31, 2022 was $17,481,003, which represented 2.09% of net assets.

(h)Variable rate security. Rate listed is the 7-day effective yield as of December 31, 2022.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

9 | December 31, 2022

Sprott Gold Equity Fund

Schedule of InvestmentsDecember 31, 2022

Percent of Total Investments

Allocation of Portfolio Holdings

As of December 31, 2022

Gold Related Common Stocks 68.13%
Gold Bullion 12.97%
Gold Related Warrants 0.02%
Other Precious Metals Related Warrants 0.03%
Other Common Stocks 0.86%
Private Fund 1.44%
Short-Term Investments 7.39%
Other Precious Metals Related Common Stocks 9.16%

10 | December 31, 2022

Sprott Gold Equity Fund

Statement of Assets & LiabilitiesDecember 31, 2022

See Notes to Financial Statements.

Sprott Gold Equity Fund
ASSETS:
Investments, at value
Unaffiliated issuers (cost $604,923,717)	$669,326,980
Affiliated issuers (cost $308,584,479)	227,895,292
Foreign currency, at value (cost $183,128)	182,602
Cash	58,855
Receivable for investments sold	8,654
Receivable for Fund shares sold	695,099
Securities lending income receivable	21,110
Dividends, interest and other receivables	342,334
Other assets	38,037
Total Assets	898,568,963
LIABILITIES:
Payable for Fund shares redeemed	525,448
Payable to Adviser (see Note 3)	640,208
Payable for collateral upon return of securities loaned (see Note 11)	59,219,943
Payable to Administrator	93,579
Accrued distribution fee	113,587
Accrued expenses and other liabilities	266,389
Total Liabilities	60,859,154
NET ASSETS	$837,709,809

NET ASSETS CONSIST OF:
Paid-in capital	$1,087,068,475
Total distributable earnings (see Note L)	(249,358,666)
NET ASSETS	$837,709,809

INVESTOR CLASS
Net assets	$598,641,313
Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	14,285,655
Net asset value, offering and redemption price per share	$41.91

INSTITUTIONAL CLASS
Net assets	$239,068,496
Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	5,667,868
Net asset value, offering and redemption price per share	$42.18

11 | December 31, 2022

See Notes to Financial Statements.

Sprott Gold Equity Fund

Statement of OperationsYear Ended December 31, 2022

Sprott Gold Equity Fund
INVESTMENT INCOME:
Dividends(1)
Unaffiliated issuers	$8,037,694
Affiliated issuers	456,653
Interest	114,571
Income from securities lending (See Note 11)	411,263
Total investment income	9,020,181

EXPENSES:
Investment Adviser’s fee (See Note 3)	8,031,972
Distribution (12b-1) fees - Investor Class Only (See Note 3)	1,643,961
Administration fees (See Note 3)	1,257,774
Transfer agent and shareholder services fees - Investor Class	391,608
Custody Fees	172,079
Fund accounting fees	168,360
Legal fees	150,030
Printing and mailing expense	81,422
Compliance fees	80,000
Blue Sky fees	78,021
Trustee fees and expenses	74,755
Miscellaneous expense	56,774
Audit fees	48,755
Transfer agent and shareholder services fees - Institutional Class	44,280
Other expenses	39,986
Insurance expense	14,458
Registration fees	2,236
Interest expense	2,177
Net expenses	12,338,648
NET INVESTMENT INCOME (LOSS)	(3,318,467)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments
Unaffiliated Issuers	(26,801,668)
Affiliated Issuers	37,698,634
Foreign currency transactions	(436,783)
10,460,183
Net change in unrealized appreciation (depreciation) on:
Investments
Unaffiliated Issuers	(20,608,476)
Affiliated Issuers	(101,213,209)
Foreign currency translation	(29,687,287)
(151,508,972)
Net realized and unrealized gain (loss) on investments and foreign currency	(141,048,789)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(144,367,256)

(1)Net of foreign taxes withheld of $1,054,730.

12 | December 31, 2022

Sprott Gold Equity Fund

Statements of Changes in Net AssetsDecember 31, 2022

See Notes to Financial Statements.

	Sprott Gold Equity Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
OPERATIONS:
Net investment income (loss)	$(3,318,467)	$(1,129,990)
Net realized gain (loss) on sale of investments and foreign currency	10,460,183	49,272,067
Net change in unrealized appreciation (depreciation)	(151,508,972)	(192,352,548)
Net increase (decrease) in net assets resulting from operations	(144,367,256)	(144,210,471)

DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders - Investor Class	(711,488)	—
Net dividends and distributions to shareholders - Institutional Class	(1,230,015)	—
Total dividends and distributions	(1,941,503)	—

FUND SHARE TRANSACTIONS:
Shares sold - Investor Class	81,244,442	100,157,064
Shares sold - Institutional Class	91,761,509	85,685,729
Shares issued as reinvestment of distributions - Investor Class	685,703	—
Shares issued as reinvestment of distributions - Institutional Class	1,147,087	—
Shares redeemed - Investor Class(1)	(129,776,534)	(201,889,022)
Shares redeemed - Institutional Class(2)	(80,939,115)	(46,296,825)
Net increase (decrease)	(35,876,908)	(62,343,054)
Net increase (decrease) in net assets	(182,185,667)	(206,553,525)

NET ASSETS:
Beginning of year	1,019,895,476	1,226,449,001
End of year	$837,709,809	$1,019,895,476

(1)Net of Redemption Fees of $114,387 and $159,459, respectively.

(2)Net of Redemption Fees of $12,902 and $11,718, respectively.

13 | December 31, 2022

See Notes to Financial Statements.

Sprott Gold Equity Fund (Investor Class)

Financial Highlights

	Sprott Gold Equity Fund
Per share operating performance (For a share outstanding throughout the period)	Year Ended December 31, 2022		Year Ended December 31, 2021		For the Period November 1, 2020 to December 31, 2020(1)		Years Ended October 31,
							2020		2019		2018
NET ASSET VALUE, BEGINNING OF YEAR	$48.34		$54.81		$53.75		$38.74		$29.01		$35.64

OPERATIONS:
Net investment income (loss)	(0.20	)(2)	(0.09	)(2)	(0.05	)(2)	(0.42	)(2)	(0.43	)(3)	(0.38	)(3)
Net realized and unrealized gain (loss)	(6.18)		(6.38)		1.11		15.43		10.16		(6.25)
Total from investment operations*	(6.38)		(6.47)		1.06		15.01		9.73		(6.63)

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income	(0.05)		—		—		—		—		—
Distributions from net realized gain	—		—		—		—		—		—
Total distributions	(0.05)		—		—		—		—		—

Change in net asset value for the year	(6.43)		(6.47)		1.06		15.01		9.73		(6.63)
Net asset value, end of year	$41.91		$48.34		$54.81		$53.75		$38.74		$29.01
*Includes redemption fees per share of	0.01		0.01		0.00	(4)	0.01		0.02		0.00	(4)

TOTAL RETURN	(13.21)%		(11.80)%	(5)	2.04%	(6)	38.71%		33.54%		(18.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (‘000)	$598,641		$748,684		$964,071		$965,963		$998,076		$859,394

Ratio to average net assets:
Expense	1.44%		1.40%		1.37%	(7)	1.39%		1.47%		1.42%
Net investment income (loss)	(0.45)%		(0.18)%		(0.57)%	(7)	(0.93)%		(0.94)%		(0.88)%
Portfolio turnover rate	24%		15%		1%	(6)	34%		12%		9%

(1)With the approval of the Board effective October 31, 2020, the Fund’s fiscal year end was changed from October 31 to December 31.

(2)Net investment income (loss) per share is calculated using the average shares outstanding method.

(3)Net investment income (loss) per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.

(4)Represents less than $0.01.

(5)Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

(6)Not annualized.

(7)Annualized.

14 | December 31, 2022

See Notes to Financial Statements.

Sprott Gold Equity Fund (Institutional Class)

Financial Highlights

	Sprott Gold Equity Fund
Per share operating performance (For a share outstanding throughout the period)	Year Ended December 31, 2022		Year Ended December 31, 2021		For the Period November 1, 2020 to December 31, 2020(1)		Year Ended October 31, 2020		April 8, 2019(2) through October 31, 2019
NET ASSET VALUE, BEGINNING OF YEAR	$48.71		$55.08		$53.98		$38.81		$32.73

OPERATIONS:
Net investment income (loss)	(0.06	)(3)	0.06	(3)	(0.03	)(3)	(0.30	)(3)	(0.10	)(4)
Net realized and unrealized gain (loss)	(6.25)		(6.43)		1.13		15.47		6.18
Total from investment operations*	(6.31)		(6.37)		1.10		15.17		6.08

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income	(0.22)		—		—		—		—
Distributions from net realized gain	—		—		—		—		—
Total distributions	(0.22)		—		—		—		—

Change in net asset value for the year	(6.53)		(6.37)		1.10		15.17		6.08
Net asset value, end of year	$42.18		$48.71		$55.08		$53.98		$38.81
*Includes redemption fees per share of	0.00	(5)	0.00	(5)	0.00	(5)	0.02		—

TOTAL RETURN	(12.97)%		(11.57)%	(6)	1.97%	(7)	39.05%		18.58%	(7)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (‘000)	$239,068		$271,212		$262,378		$248,686		$39,732

Ratio to average net assets:
Expense	1.15%		1.11%		1.09%	(8)	1.11%		1.28%	(8)
Net investment income (loss)	(0.15)%		0.13%		(0.29)%	(8)	(0.63)%		(0.93)%	(8)
Portfolio turnover rate	24%		15%		1%	(7)	34%		12%	(7)

(1)With the approval of the Board effective October 31, 2020, the Fund’s fiscal year end was changed from October 31 to December 31.

(2)Institutional Class shares commenced operation on April 8, 2019.

(3)Net investment income (loss) per share is calculated using the average shares outstanding method.

(4)Net investment income (loss) per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.

(5)Represents less than $0.01.

(6)Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

(7)Not annualized.

(8)Annualized.

15 | December 31, 2022

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2022

1. ORGANIZATION

The Sprott Funds Trust (the “Trust”) was organized as a Delaware statutory trust on January 3, 2018. As of December 31, 2022, the Trust consisted of four separate portfolios that each represent a separate series of the Trust. This report pertains to the Sprott Gold Equity Fund (the “Fund”). The Fund is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies located throughout the world, in both developed and emerging markets that are primarily engaged in mining or processing gold. The Fund offers two classes of shares, Investor Class and Institutional Class. The two classes represent interests in the same portfolio of investments and have the same rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s net asset value (“NAV”) is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market. If no current day price quotation is available, the previous business day’s closing sale price is used. Investments in open-end mutual funds such as money market funds are valued at the closing NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of a Fund’s investment, or in the event that it is determined that valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued in accordance with the Adviser’s policies and procedures as reflecting fair value (“Fair Value Policies and Procedures”). U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Adviser of the Fund as the valuation designee for the Fund. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Fair Value Policies and Procedures as reflecting fair value. The Adviser has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments.

The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

16 | December 31, 2022

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2022

B. Fair Value Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the year. These inputs are summarized in the three broad levels listed below.

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

When using the market quotations or closing price provided by the pricing service for equity investments, including common stocks, preferred stocks, foreign issued common stocks, exchange-traded funds, closed end funds and real estate investment trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation and when the market is considered active, the security will be classified as a Level 1 security. When using the mean between the latest bid and ask price, the security will be classified as Level 2. Gold bullion is valued using the latest available price on the valuation day and is classified as Level 1.

Investment in mutual funds, including money market funds, are generally priced at the ending NAV provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, commercial paper, money market deposit accounts and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations and are classified as Level 2. Warrants and rights for which the underlying security is registered and equities which are subject to a required holding period, but have a comparable public issue, are valued in good faith by the adviser pursuant to procedures established under the general supervision and responsibility of the Board. These securities will generally be classified as Level 2 securities. If the warrant or right is exchange traded and the official closing price of the exchange is used, these instruments are classified as Level 1 securities. Options can diverge from the prices of their underlying instruments. These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1. If there is no composite last price on a given day the mean between the latest bid and ask price will be used. These contracts are classified as Level 2.

Investments classified within Level 3 have significant unobservable inputs used by the Adviser in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by private companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

For securities traded principally on foreign exchanges, the Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund’s NAV, which the Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions).

In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Fund may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Fund or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

17 | December 31, 2022

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2022

The following is a summary of the inputs used to value the Fund’s investments at December 31, 2022.

Sprott Gold Equity Fund(1)

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Gold Related	$603,076,246	$8,213,768	$—	$611,290,014
Other Precious Metals Related	80,873,041	—	1,330,549	82,203,590
Other	208,988	—	7,496,256	7,705,244
Total Common Stocks	684,158,275	8,213,768	8,826,805	701,198,848
Private Fund(2)(3)	—	—	—	12,945,814
Gold Bullion	116,355,531	—	—	116,355,531
Warrants	—	440,430	—	440,430
Short-Term Investments	66,281,649	—	—	66,281,649
Total Assets	$866,795,455	$8,654,198	$8,826,805	$897,222,272

(1)For a detailed sector breakdown, please see the accompanying Schedule of Investments.

(2)Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the Schedule of Investments.

(3)As of December 31, 2022, the Fund invests in a private fund that primarily invests in physical gold and is subject to redemption restrictions. This private fund investment can only be disposed of with notice given 24 hours in advance of redemption. Due to the elapsed time, the investment of the Fund is not subject to any redemption fees going forward.

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal year:

Sprott Gold Equity Fund
Beginning Balance - December 31, 2021	$8,967,947
Purchases	—
Sales	—
Realized gains	—
Realized losses	—
Change in unrealized appreciation (depreciation)	(56,141)
Transfers in (out) of Level 3	(85,001)
Ending Balance - December 31, 2022	$8,826,805

As of December 31, 2022 the change in unrealized appreciation (depreciation) on positions still held for securities that were considered Level 3 was ($125,401).

18 | December 31, 2022

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2022

The following table summarizes quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement as of December 31, 2022.

Industry	Fair Value at 12/31/2022	Valuation Techniques	Unobservable Inputs	Range	Impact to Valuation from an Increase (Decrease) to Input
Gold Related	$—	Professional analysis of latest company valuation or financing, with appropriate discount applied (if required)	Financing prices	$—	Significant changes in market conditions could result in direct and proportional changes in the fair value of the security.
Other Precious Metals Related	$1,330,549	Professional analysis of latest company valuation or financing, with appropriate discount applied (if required)	Financing prices	$5.46	Significant changes in market conditions could result in direct and proportional changes in the fair value of the security.
Other	$7,496,256	Professional analysis of latest company valuation or financing, with appropriate discount applied (if required)	Financing prices	$1.38 - $8.00	Significant changes in market conditions could result in direct and proportional changes in the fair value of the security.

The significant unobservable inputs used in the fair value measurement of the Fund’s holdings in securities of non-public companies include the most recent financing prices of the portfolio company, which approximates the company’s value in the market place.

The Fund’s level 3 investments include common stocks. The Adviser monitors fair valued positions for factors that could lead to a change in valuation of these common stocks, such as new financing, corporate actions, and recent non-arm’s length transactions.

C. Restricted and Illiquid Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

D. Gold and Precious Metals Mining Industry Risk

The Fund is sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and precious metals mining industry. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund’s returns. The gold and precious metals industry can be significantly affected by competitive pressures, central bank operations, events relating to international political developments, the success of exploration projects, commodity prices, adverse environmental developments and tax and government regulations.

E. Foreign Investment Risk

The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Emerging market countries may present heightened risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging market countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events. Where all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day.

F. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

19 | December 31, 2022

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2022

G. Gold and Other Precious Metals Risk

Gold is subject to the special risks associated with investing in gold and other precious metals, including: (1) the price of gold or other precious metals may be subject to wide fluctuation; (2) the market for gold or other precious metals is relatively limited; (3) the sources of gold or other precious metals are concentrated in countries that have the potential for instability; and (4) the market for gold and other precious metals is unregulated.

H. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded with a specific identification cost method. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

I. Dividends and Distributions to Shareholders

Dividends from net investment income for the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

J. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

K. Indemnification

In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

L. Federal Tax and Tax Basis Information

The distribution of $1,941,503 paid during the year ended December 31, 2022 was classified as ordinary income for tax purposes.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended December 31, 2022, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences:

	Distributable Earnings	Paid in Capital
Sprott Gold Equity Fund	$2,201,903	$(2,201,903)

The permanent differences primarily relate to net operating losses.

As of December 31, 2022, the components of accumulated losses for income tax purposes were as follows:

Tax cost of Investments		$929,052,745
Unrealized appreciation		213,459,543
Unrealized depreciation		(245,290,016)
Net unrealized appreciation (depreciation)		(31,830,473)
Undistributed operating income		—
Undistributed long-term gains		—
Distributable earnings		—
Other accumulated gain (loss)		(217,528,193)
Total accumulated gain (loss)		$(249,358,666)

For the fiscal period ended December 31, 2022 the Sprott Gold Equity Fund had late year losses of $101,072.

20 | December 31, 2022

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2022

At December 31, 2022 the Fund had tax basis capital losses which may be carried forward to offset future capital gains as shown below:

	Capital Losses Expiring Indefinite Short-Term	Capital Losses Expiring Indefinite Long-Term
Sprott Gold Equity Fund	$(39,144,542)	$(178,282,456)

To the extent that the Fund may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards.

M. Subsequent Events Evaluation

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statement of Assets and Liabilities date of December 31, 2022 through the date the financial statements were available for issue. This evaluation did not result in any subsequent events that necessitated disclosure and/or adjustments.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Sprott Asset Management L.P. (the “Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser receives fees from the Fund, calculated daily and payable monthly, at an annual fee rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion.

The Adviser, on behalf of the Fund, has entered into a Sub-Advisory Agreement with Sprott Asset Management USA Inc. (the “Sub-Adviser”), an affiliate of the Adviser. The Sub-Adviser does not receive a separate sub-advisory fee under the Sub-Advisory Agreement.

Pursuant to an Administrative Services Agreement, the Fund pays the Adviser a fee computed daily and paid monthly at an annual rate of 0.15% on the first $400 million of the average daily net assets of the Fund; 0.13% on the next $600 million of the average daily net assets of the Fund; and 0.12% on all the average daily net assets of the Fund over $1 billion.

The Adviser has entered into a sub-administration agreement with U.S. Bank Global Fund Services (the “Sub-Administrator”), under which the Adviser pays the Sub-Administrator a fee based on the assets of the Fund. The fee payable to the Sub-Administrator by the Adviser is calculated daily and payable monthly, at an annual rate of: (i) 0.05% on the first $400 million of the average daily net assets; (ii) 0.03% on the next $600 million of the average daily net assets; and (iii) 0.02% of the average daily net assets in excess of $1 billion, subject to a minimum annual fee for the Fund of $60,000. For the year ended December 31, 2022 the Adviser has made payments of $365,014 to the Sub-Administrator for services provided under a sub-administration agreement for the Fund.

Sprott Global Resource Investments Ltd. (the “Distributor”), an affiliate of the Adviser, acts as distributor for shares of the Fund. The Investor Class adopted a distribution and services plan pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the plan, the Investor Class pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets.

4. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the Fund was as follows:

Sprott Gold Equity Fund (Investor Class)	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Shares sold	1,763,260	1,975,477
Shares reinvested from distributions	16,688	—
Shares redeemed	(2,981,498)	(4,077,537)
Net increase (decrease)	(1,201,550)	(2,102,060)

Sprott Gold Equity Fund (Institutional Class)	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Shares sold	2,072,549	1,731,006
Shares reinvested from distributions	27,741	—
Shares redeemed	(1,999,978)	(927,137)
Net increase (decrease)	100,312	803,869

21 | December 31, 2022

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2022

5. FUND SHARE TRANSACTIONS

The Fund currently offers two classes of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 90 days or less for the Fund. This fee is retained by the Fund and is credited to paid in capital. For a more detailed description of when the redemption fee does not apply, please see the Fund’s Prospectus.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term instruments) for the year ended December 31, 2022 are summarized below.

Sprott Gold Equity Fund
Purchases	$ 206,716,266
Sales	$ 223,806,068

7. Transactions with Affiliates*

The following issuers are Portfolio affiliates of the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from January 1, 2022 through December 31, 2022. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

	January 1, 2022		Additions		Reductions		December 31, 2022				Change in Gross Unrealized Appreciation/ (Depreciation)	December 31, 2022
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance	Interest Income	Dividend Income	Realized Gain/(Loss)		Value	Cost
Sprott Gold Equity Fund

Baru Gold Corp.	13,290,993	$22,795,998	—	$—	—	$—	13,290,993	$—	$—	$—	$(903,471)	$147,241	$22,795,998
Baru Gold Corp. Warrant	3,321,250	—	—	—	(3,321,250)	—	—	—	—	—	—	—	—
Contango Ore Inc.	—	—	100,000	2,000,000	—	—	100,000	—	—	—	261,500	2,261,500	2,000,000
Contango Ore Inc.	263,200	5,000,800	—	—	—	—	263,200	—	—	—	(785,652)	5,952,268	5,000,800
Corvus Gold Inc.(a)	3,226,901	2,212,904	—	—	(3,226,901)	(2,212,904)	—	—	—	8,359,491	(8,016,373)	—	—
Corvus Gold Inc.(a)	1,739,130	1,561,600	—	—	(1,739,130)	(1,561,600)	—	—	—	4,136,365	(4,047,832)	—	—
Corvus Gold Inc.(a)	6,954,100	8,503,013	—	—	(6,954,100)	(8,503,013)	—	—	—	14,280,917	(13,926,907)	—	—
Corvus Gold Inc.(a)	9,500,000	7,163,141	—	—	(9,500,000)	(7,163,141)	—	—	—	23,961,999	(23,478,386)	—	—
Falco Resources Ltd.	23,722,300	14,359,879	—	—	—	—	23,722,300	—	—	—	(3,598,912)	1,839,617	14,359,879
Falco Resources Ltd. Warrant	3,750,000	—	—	—	—	—	3,750,000	—	—	—	(105,023)	1,108	—
Gold Bullion International LLC	5,000,000	5,000,000	—	—	—	—	5,000,000	—	—	—	—	6,900,000	5,000,000
I-80 Gold Corp.	12,915,264	24,346,322	3,000,000	6,307,680	—	—	15,915,264	—	—	—	6,574,207	44,431,092	30,654,002
I-80 Gold Corp.	3,000,000	6,307,680	—	—	(3,000,000)	(6,307,680)	—	—	—	—	(942,409)	—	—
I-80 Gold Corp. Warrant	1,330,000	—	—	—	(1,330,000)	—	—	—	—	—	(246,244)	—	—
International Tower Hill Mines Ltd.	18,664,631	35,619,856	—	—	—	—	18,664,631	—	—	—	(5,579,625)	7,995,189	35,619,856
International Tower Hill Mines Ltd.	6,750,222	22,383,358	—	—	—	—	6,750,222	—	—	—	(2,089,194)	2,870,194	22,383,358
International Tower Hill Mines Ltd.	1,666,667	8,833,502	—	—	(802,138)	(4,251,412)	864,529	—	—	(3,719,059)	3,409,572	370,330	4,582,090
Jaguar Mining Inc.	5,746,159	3,644,952	—	—	(9,600)	(6,090)	5,736,559	—	456,653	37,017	(8,133,283)	11,439,224	3,638,862
MAG Silver Corp.	1,432,665	15,000,003	—	—	—	—	1,432,665	—	—	—	(80,408)	22,378,778	15,000,003
MAG Silver Corp.	1,686,595	20,382,833	94,540	1,457,893	(38,300)	(432,852)	1,742,835	—	—	304,945	(213,473)	27,240,511	21,407,874
Nickel Creek Platinum Corp.	14,037,494	2,596,104	—	—	—	—	14,037,494	—	—	—	(206,601)	570,208	2,596,104
Nickel Creek Platinum Corp. Warrant	6,189,601	—	—	—	(6,189,601)	—	—	—	—	—	—	—	—
Nickel Creek Platinum Corp. Warrant	1,658,293	—	—	—	—	—	1,658,293	—	—	—	(17,474)	6,124	—
NuLegacy Gold Corp.(a)	37,852,485	6,682,143	—	—	(37,852,485)	(6,682,143)	—	—	—	(6,254,672)	5,784,420	—	—
NuLegacy Gold Corp. Warrant(a)	4,648,198	—	—	—	(4,648,198)	—	—	—	—	—	—	—	—
Osisko Mining, Inc.	15,384,239	45,113,236	—	—	—	—	15,384,239	—	—	—	(6,569,735)	39,767,235	45,113,236
Osisko Mining, Inc. Warrant	932,500	—	—	—	(932,500)	—	—	—	—	—	—	—	—
Silvercrest Metals Inc.	4,056,600	23,986,557	—	—	—	—	4,056,600	—	—	—	(7,801,556)	24,267,696	23,986,557

22 | December 31, 2022

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2022

	January 1, 2022		Additions		Reductions		December 31, 2022				Change in Gross Unrealized Appreciation/ (Depreciation)	December 31, 2022
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance	Interest Income	Dividend Income	Realized Gain/(Loss)		Value	Cost
Strategic Metals Ltd.	9,886,500	14,175,946	—	—	—	—	9,886,500	—	—	—	(837,062)	1,898,442	14,175,946
Tocqueville Bullion Reserve LP - Class G(b)	7,619	13,795,735	—	—	—	—	7,619	—	—	—	(40,794)	12,945,814	13,795,735
Victoria Gold Corp.	—	—	2,514,600	29,420,619	(550,000)	(6,629,975)	1,964,600	—	—	(3,408,369)	(12,416,280)	10,374,365	22,790,644
Vizsla Silver Corp.	—	—	3,437,500	3,683,535	—	—	3,437,500	—	—	—	251,565	3,935,100	3,683,535
Vizsla Silver Corp. Warrant	—	—	1,718,750	—	—	—	1,718,750	—	—	—	303,256	303,256	—
West African Resources Ltd.(a)	24,900,000	4,486,034	—	—	—	—	24,900,000	—	—	—	(3,993,043)	19,920,000	4,486,034
		$313,951,596		$42,869,727		$(43,750,810)		$—	$456,653	$37,698,634	$(87,445,217)	$247,815,292	$313,070,513

*All affiliates listed are neither majority-owned subsidiaries or other controlled companies.

(a)Security is no longer an affiliated company at December 31, 2022.

(b)Tocqueville Bullion Reserve (“TBR”) is a Delaware Limited Partnership created for the purpose of owning physical gold. John Hathaway is an independent Director of the TBR Cayman entities and is a TBR limited partner.

8. LINE OF CREDIT

The Fund has a $20,000,000 line of credit (the “Line”), which is uncommitted, with U.S. Bank N.A. The Line is for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Line is secured by the Fund’s assets. The Line has a one-year term and is reviewed annually by the Board. The interest rate as of December 31, 2022 was 7.00%. During the year ended December 31, 2022, the Fund’s maximum borrowing was $3,321,000 and average borrowing was $78,367. This borrowing resulted in interest expenses of $2,177. As of December 31, 2022 the Fund did not have any Line balances outstanding.

9. PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.888.622.1813 and on the SEC’s website (http://www.sec.gov). The Fund is required to file how it voted proxies related to portfolio securities during the most recent 12-month period ended June 30. Once filed, the information is available without charge, upon request, by calling 1.888.622.1813 and on the SEC’s website (http://www.sec.gov).

10. AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS SCHEDULES

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Once filed, the Fund’s Part F on Form N-PORT is available without charge on the SEC’s website (http://www.sec.gov) and is available upon request by calling 1.888.622.1813. You may also obtain copies of Form N-PORT, Part F by sending your request electronically to publicinfo@sec.gov. Quarterly portfolio holdings are also available on the website for Sprott Gold Equity Fund, https://sprott.com/investment-strategies/sprott-gold-equity-fund/.

11. SECURITIES LENDING

The Fund may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short term securities. The Fund may return a portion of the interest earned to a third party that is unaffiliated with the Fund and acting as a “placing broker.” The Fund receives compensation for lending securities in the form of fees. The Fund also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Fund’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting the loans be valued daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the

23 | December 31, 2022

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2022

loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of securities loans were to increase, the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. U.S. Bank N.A., the custodian, acts as the securities lending agent for the Fund. The value of the securities on loan and the cash collateral at December 31, 2022 are shown on the Statement of Assets and Liabilities. Shares of the Mount Vernon Liquid Assets Portfolio LLC were purchased with proceeds from cash collateral received from securities on loan. The following table is a summary of the Fund’s securities lending transactions accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2022:

Fund	Value of Securities on Loan	Value of Cash Collateral Received
Sprott Gold Equity Fund	$56,776,137	$59,219,943

Securities loaned are not subject to any master netting agreements.

12. LIQUIDITY RISK MANAGEMENT PROGRAM

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on September 7, 2022 (the “Meeting”) to review the liquidity risk management program (the “Program”) established for the Fund. The Fund has adopted and implemented the Program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940. A committee consisting of officers of the Trust (“Sprott Liquidity Committee”) serves as the program administrator for the Fund’s Program.

At the Meeting, the Board was provided with the 2022 Liquidity Risk Management Program Annual Report (the “Report”), a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation during the period covered by the Report (the “Program Reporting Period”). The Report stated that the Committee concluded that based on how it functions, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule. The Report noted, among other items, that the Fund did not hold illiquid securities that in aggregate exceeded 15% of the Fund’s assets.

The Report further noted that during the Program Reporting Period, the Committee reviewed historical net redemption activity, and used this information and other factors as a component to establish the Fund’s reasonably anticipated trading size (called “RATS”). The Report additionally provided that the Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

The Committee reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities for the Fund in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Program has been effectively implemented. There were no material changes to the Program during the Program Reporting Period.

13. Shareholder Notification of Federal Tax Status

The Fund designates 100% of dividends declared during the fiscal year ended December 31, 2022 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designates 100% of dividends declared from net investment income during the fiscal year ended December 31, 2022 as qualified dividend income under the Tax Cuts and Jobs Act of 2017.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designates 0.00% of ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c).

Foreign Tax Credit Pass Through:

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Sprott Gold Equity Fund’s foreign source income per share was $0.43 and the foreign tax expense per share was $0.05 per share. The pass through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2022. These shareholders will receive more detailed information along with their 2022 Form 1099-DIV.

24 | December 31, 2022

Sprott Gold Equity Fund

Report of Independent Registered Public Accounting FirmDecember 31, 2022

To the Shareholders and Board of Trustees
of Sprott Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sprott Gold Equity Fund (the “Fund”), a series of Sprott Funds Trust (the “Trust”), including the schedule of investments, as of December 31, 2022, the related statement of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of operations	Statements of changes in net assets	Financial highlights
For year ended December 31, 2022	For each of the two years in the year then ended December 31, 2022.	For each of the two years in the year then ended December 31, 2022, for the period November 1 through December 31, 2020, and for the year ended October 31, 2020.

The financial highlights for each of the two years in the period ended October 31, 2019 have been audited by other auditors, whose report dated December 23, 2019 expressed unqualified opinions on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2019.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2023

25 | December 31, 2022

Sprott Gold Equity Fund

Trustees & OfficersDecember 31, 2022 (Unaudited)

Independent Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held By Trustee During the Past Five Years
Leslie Barrett, 1965	Trustee	Since April, 2022	Senior Software Engineer at Bloomberg LP specializing in Natural Language Processing and Machine Learning since 2012.	5	None

Michael W. Clark, 1959	Trustee	Since September, 2018	President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.	5	None

Peyton T. Muldoon, 1969	Trustee	Since September, 2018	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011).	5	None

James R. Pierce, Jr., 1956	Trustee	Since September, 2018	Chairman of JLT Specialty Insurance Services, Inc. since September, 2014. Global Lead in Marine and Energy Operations at Marsh from 2006 to 2014.	5	None

1.The address for each Trustee is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J 2J1.

2.Each Trustee serves until resignation, death, retirement or removal.

26 | December 31, 2022

Sprott Gold Equity Fund

Trustees & OfficersDecember 31, 2022 (Unaudited)

Interested Trustee and Officers

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held By Trustee During the Past Five Years
John Ciampaglia, 1970	President and Trustee	Since September, 2018	Senior Managing Partner of Sprott Inc. and Chief Executive Officer of Sprott Asset Management, Inc. (Since 2010).	4	None

Thomas W. Ulrich, 1963	Secretary, Chief Compliance Officer	Since September, 2018

Managing Partner, Sprott Inc. group of companies since January 2018, General Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); General Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012).

				N/A	N/A

Varinder Bhathal, 1971	Treasurer and Chief Financial Officer	Since September, 2018

Chief Financial Officer of Sprott Asset Management LP (since Dec 2018); Managing Partner, Corporate Finance and Investment Operations of Sprott Inc. (since Oct 2017); Chief Financial Officer of Sprott Capital Partners (since Oct 2016); Vice President, Finance of Sprott Inc. (Dec 2015 to Oct 2017).

				N/A	N/A

1.The address for each Trustee and Officer is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J 2J1.

2.Each Trustee serves until resignation, death, retirement or removal.

The Statement of Additional information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1-888-622-1813.

27 | December 31, 2022

Sprott Gold Equity Fund

Investment Advisory Agreement DisclosureDecember 31, 2022 (Unaudited)

The Board of Trustees (the “Board”) of Sprott Funds Trust (the “Trust”) on behalf of its series the Sprott Gold Equity Fund (the “Fund”) met in person at a regularly scheduled meeting on June 3, 2022, in Watch Hill, Rhode Island, for purposes of, among other things, considering whether it would be in the best interests of the Fund and its shareholders for the Board to renew the existing Investment Advisory Agreement by and between the Fund and Sprott Asset Management L.P. (“SAM” or the “Adviser”) (the “Advisory Agreement”), and the existing Investment Sub-Advisory Agreement by and among the Fund, SAM and Sprott Asset Management USA, Inc. (“SAM USA” or the “Sub-Adviser”) (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”). SAM together with SAM USA are collectively referred to as the “Advisers.”

In connection with the Board’s review of the Agreements, the Trustees who are not “interested persons” of the Fund or Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (collectively, the “Independent Trustees”) requested, and the Advisers provided the Board with, information about a variety of matters, including, without limitation, the following information:

•Nature, extent and quality of services to be provided by the Advisers, including background information on the qualifications and experience of key professional of the Advisers personnel that provide services to the Fund;

•Investment performance of the Fund, including comparative performance information for registered investment companies similar to the Fund;

•Fees charged to and expenses of the Fund, including comparative fee and expense information for registered investment companies similar to the Fund;

•Costs of the services provided, and profits realized by the Advisers; and

•Economies of scale.

At the June 3, 2022 meeting, the Board, including the Independent Trustees determined that the continuation of the Agreements was in the best interests of the Fund in light of the services, personnel, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved them.

To reach this determination, the Board considered its duties under the 1940 Act as well as under the general principles of state law in reviewing and approving advisory contracts; the fiduciary duty of investment advisers with respect to advisory agreements and the receipt of investment advisory compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of each of the Agreements, the Independent Trustees received materials in advance of the Board meeting from the Advisers. The Board applied its business judgment to determine whether the arrangements by and among the Fund, SAM and SAM USA are reasonable business arrangements from the Fund’s perspective as well as from the perspective of its shareholders.

Nature, Extent and Quality of Services Provided

Sprott Asset Management L.P.

The Board reviewed materials provided by the Adviser related to the proposed renewal of the Advisory Agreement, including a description of its oversight and monitoring of the Sub-Adviser and a review of the professional personnel who perform services for the Trust. The Board noted the extensive responsibilities of the Adviser with respect to the Fund, including compliance, research, trade execution, operations, risk monitoring, settlement, and service provider monitoring. The Board further noted that the Adviser monitors the regulatory matters governing the Fund and oversees the operations of the Sub-Adviser. The Board discussed the extent of the Adviser’s research capabilities and the quality of its compliance infrastructure, including the Adviser’s use of compliance monitoring software. The Board expressed satisfaction with the experience and credentials of the personnel at the Adviser who service the Fund. The Board discussed the Adviser’s oversight of the Sub-Adviser, which included oversight of the Sub-Adviser’s adherence to the Fund’s investment strategies and restrictions, trading, and compliance monitoring. Additionally, the Board received satisfactory responses from the representatives of the Adviser with respect to whether the Adviser was involved in any lawsuits or pending regulatory actions. The Board reviewed the best-execution practices of the Adviser and discussed the various factors considered by the Adviser when selecting brokers. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to continue performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by the Adviser to the Trust were satisfactory.

Sprott USA

The Board reviewed the responsibilities of the Sub-Adviser with respect to the Fund noting that the Sub-Adviser was responsible for providing portfolio management, research, compliance, and analysis for the Fund together with the Adviser. The Board discussed the compliance program of the Sub-Adviser, which included utilizing third parties to provide compliance reporting on a daily, monthly and quarterly basis. The Board expressed satisfaction with the experience and credentials of the individuals servicing the Fund, noting the addition in the fourth quarter of 2020 of two new portfolio managers of

28 | December 31, 2022

Sprott Gold Equity Fund

Investment Advisory Agreement DisclosureDecember 31, 2022 (Unaudited)

the Fund. The Board received satisfactory responses from the Sub-Adviser with respect to a series of questions, including whether the Sub-Adviser was involved in any lawsuits or pending regulatory actions. The Board acknowledged that broker selection was performed by the Adviser and not the Sub-Adviser. After further discussion the Board concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to continue performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services provided to the Fund was satisfactory.

Investment Performance

The Board considered the absolute performance of the Fund, noting it was down 11.79% for the one-year period ending December 31, 2021. The Board also considered the Fund’s performance relative to its peers and various benchmarks. The Board noted that for the 1-year, 5-year and 10-year periods the Fund under-performed the Philadelphia Stock Exchange Gold and Silver Sector Total Return Index (the “Gold and Silver Index”), the S&P 500 Index, its Morningstar category and its peer group. The Board noted, however, that the Fund outperformed each of these benchmarks since inception. The Board considered the Adviser’s explanations for the Fund’s performance relative to the indexes noting the differences between the Fund’s holdings and the constituents that make up the indexes. Further, the Board discussed that the Fund held a relatively large weight in physical gold, which was generally less volatile than the gold equities that are components of the Gold and Silver Index and held by peers. After further discussion, the Board concluded that the Adviser had the potential to continue providing reasonable returns for the Fund.

Fees and Expenses

The Board noted that the Adviser earned a 0.85% fee for managing the Fund and the Fund had a net expense ratio of 1.40%. The Board considered that the management fee was below the peer group average, but above the Morningstar category average. The Board noted that the Fund’s expense ratio was below both the peer group and Morningstar category averages.

With respect to the Sub-Adviser, the Board considered that the Adviser and Sub-Adviser were affiliated entities, both controlled by Sprott, Inc. The Board noted that none of the advisory fees received by the Adviser were allocated to the Sub-Adviser, and the Sub-Adviser did not pay any expenses related to services it provided to the Fund.

The Board agreed that the fee structure for the affiliated Advisers, including the advisory fees charged and expense ratio of the Fund, was reasonable.

Profitability

The Board reviewed the profitability analysis provided by the Adviser with respect to its management of the Fund. The Board considered that no fees or expenses were allocated to the Sub-Adviser, and as such, the Board did not separately analyze the Sub-Adviser’s profitability. The Board noted that the Adviser earned a profit from managing the Fund over the past year. The Board considered the experience and expertise of the portfolio managers and the responsibilities of the Adviser. The Board further considered that the fees and expenses of the Fund were in line with the Fund’s peer group and Morningstar category. After further discussion and reviewing profitability information, the Board concluded that the advisory fee earned by the Adviser was not unreasonable.

The Board noted that SAM also acts as the Administrator for the Fund and collects fees for the services it provides, and that SAM did not make an unreasonable profit from this arrangement.

Economies of Scale

The Board considered that the advisory fee already contained breakpoints based on the average daily net assets of the Fund as follows: the Adviser receives 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion and 0.65% of the average daily net assets in excess of $1 billion. The Board reviewed the breakpoints in place and agreed that they appeared to account for economies of scale.

Conclusion

It was noted that no single factor was cited as determinative to the decision of the Trustees. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all of the Independent Trustees, renewed the Advisory Agreement and the Sub-Advisory Agreement, concluding that having the Fund continue to receive services from the Advisers under the Agreements was in the best interest of the shareholders of the Fund and that the investment advisory fee rate was reasonable in relation to the services provided.

29 | December 31, 2022

Sprott Gold Equity Fund

Privacy PolicyDecember 31, 2022 (Unaudited)

The privacy of our investors is very important to us. This Privacy Policy sets out the information practices for Sprott Inc. group members, including what types of personal and business information is collected, how the information is used, and with whom the information is shared. We are committed to protecting your privacy and maintaining the confidentiality of your information.

Definitions you need to know

We, our and us mean, as applicable, any Sprott Inc. group member or the collective Sprott Group.

Sprott Group means, collectively, Sprott Inc. and all of its affiliates and subsidiaries including Sprott Asset Management LP, Sprott Private Wealth LP and Sprott Consulting LP as well as any program or joint venture any of these parties participates in.

Service means any brokerage or financial product or service offered by us.

You and your means each person, whether an individual, corporation or trust, who has made application to us for or signed an application in respect of any Service offered by us, including any co-applicants, guarantors or personal or corporate representatives such as directors.

SROs refers to self-regulatory organizations, including the Investment Industry Regulatory Organization of Canada (IIROC), the Mutual Fund Dealers Association of Canada, the exchanges and other regulated marketplaces and the Canadian Investor Protection Fund.

What personal information do we collect?

The term personal information refers to any information about you including information that may specifically identify you. We will be collecting personal information from you that includes the following:

•Your full name, address, occupation and date of birth, which is required by law;

•Identification, such as a valid driver’s license or passport;

•Your social insurance number for income tax reporting purposes, as required by law;

•Your financial information including annual income, assets and liabilities, and banking information;

•Your employment history and credit history;

•Information about third parties such as your spouse if you are applying for certain Services, where this information is required by law.

For legal entities such as businesses, partnerships, trusts, estates or investment clubs, we may collect the information referred to above from each authorized person, partner, trustee, executor and club member, as appropriate.

How do we collect your information?

We collect your personal or business information directly from you or through your financial advisor or dealer in order to provide you with Services, to meet legal and regulatory requirements and for any other purposes to which you consent. Your information may be collected from a variety of sources, including:

•Applications, questionnaires or other forms that you submit to us or contracts that you enter into with us;

•Your transactions with us;

•Meetings and telephone conversations with you; and

•Our websites.

We may monitor or record any telephone call we have with you. The content of the call may also be retained. We may inform you prior to proceeding with the call of this possibility. This is to establish a record of the information you provide, to ensure that your instructions are followed properly and to ensure customer service levels are maintained.

How do we use your information?

We collect and use your personal or business information in order to give you the best possible service and for the purposes set out in your agreement(s) with us, such as:

•To establish your identity and verify the accuracy of your information;

•To confirm your corporate status;

•To understand your needs;

•To determine the suitability of our Services for you;

30 | December 31, 2022

Sprott Gold Equity Fund

Privacy PolicyDecember 31, 2022 (Unaudited)

•To determine your eligibility for our Services;

•To set up, administer and offer Services that meet your needs, including fulfilling any reporting or audit requirements;

•To provide you with ongoing Service, including executing your transactions;

•To provide you and your financial advisor or dealer with confirmations, tax receipts, proxy mailings, financial statements and other reports;

•To meet our legal and regulatory requirements;

•To manage and assess our risks; and

•To protect us from error and to prevent or detect fraud or criminal activity.

We collect, use and disclose your social insurance number, social security number or other government-issued personal or business identification number for income tax reporting purposes, as required by law. In addition, we may ask you for your SIN to confirm your identity. This allows us to keep your personal information separate from that of other customers, particularly those with similar names, and helps maintain the integrity and accuracy of your personal information. You may refuse to consent to its use or disclosure for purposes other than as required by law.

How do we obtain your consent?

We rely on your actions as indications of your consent to our collection, use and disclosure of your personal information. For example, by signing an application form, voluntarily providing your information to us directly or through your financial advisor or dealer and continuing to do business with us, you are consenting to the collection, use and disclosure of your personal information for the purposes identified in this Privacy Policy. Sprott Group will not, as a condition of the supply of Services, require you to consent to the collection, use or disclosure of your personal information beyond that which is required to fulfill these purposes.

Who do we share your information with?

We may share your personal or business information within the Sprott Group for the purposes set out above. We do not provide directly all the services related to your relationship with us. We may use third party service providers or agents such as:

•Your financial advisor or dealer;

•Other financial service providers such as investment dealers, custodians, banks and others used to finance or facilitate transactions or operations on your behalf;

•Transfer agents, portfolio managers, brokerage firms and similar service providers; and

•Other service providers such as accounting, legal or tax preparation services. Our service providers and our agents process or handle your information on our behalf and assist us with various services such as printing, imaging, document storage and shredding, mail distribution and marketing. Some of these third parties may be located outside of Canada. As a result, your information may be accessible to regulatory authorities in accordance with the laws of these jurisdictions. When information is provided to our service providers and to our agents, we will require them to protect the information in a manner that is consistent with Sprott Group privacy policies and practices.

We may also be required by law to disclose information to government regulatory authorities. For example, we may be required to report your income to taxation authorities. We may also be required to disclose your personal and business information to SROs. SROs collect, maintain and use such information for regulatory purposes, including trading surveillance, audits, investigations, maintenance of regulatory databases and enforcement proceedings. SROs may, in turn, disclose such information when reporting to securities regulators or when sharing information with other SROs and law enforcement agencies.

Sprott Group may be involved in the sale, transfer or reorganization of some or all of its business at some time in the future. As part of that sale, transfer or reorganization, we may disclose your personal and business information to the acquiring organization.

How do we use your information for marketing purposes?

We may share your personal or business information within the Sprott Group for the purpose of marketing products and services that we believe may be of interest to you. This would only be done with your consent. We may ask you for your contact information, such as your telephone number, residential address, e-mail or other electronic address, and keep and use this information as well as disclose it to other members of the Sprott Group so that we or any of these companies may contact you directly through these channels for the purpose of marketing including telemarketing. Your consent to this is not a condition of doing business with us and you may withdraw it at any time (see below).

31 | December 31, 2022

Sprott Gold Equity Fund

Privacy PolicyDecember 31, 2022 (Unaudited)

How do you withdraw your consent?

Subject to legal, regulatory and contractual requirements, you may refuse to consent to our collection, use or disclosure of your personal or business information, or you may withdraw your consent to our further collection, use or disclosure of your information at any time in the future by giving us reasonable notice. Depending on the circumstances, however, withdrawal of your consent may impact on our ability to provide you or continue to provide you with some Services or information that may be of value to you. We will act on your instructions as quickly as possible but there may be certain uses of your information that we may not be able to stop immediately.

You can tell us at any time to stop using information about you to promote our Services or the products and services of third parties we select, or to stop sharing your information with other members of the Sprott Group. If you wish to withdraw consent as outlined in this Privacy Policy, you may do so at any time by contacting us by mail at Royal Bank Plaza, South Tower, 200 Bay Street, Suite 2600, Toronto, Ontario M5J 2J1 Attention: Corporate Secretary or by e-mail at samcompliance@sprott.com.

How do you update your information?

As we make decisions based on the information we have, we encourage you to help us keep our information accurate and complete. Contact us at any time at in writing at Royal Bank Plaza, South Tower, 200 Bay Street, Suite 2600, Toronto, Ontario M5J 2J1 Attention: Corporate Secretary if you wish to update the information we have about you.

How can you access your information?

You may request access to the personal information we hold about you at any time to review its content and accuracy and to have it amended as appropriate. To request access to such information please contact us in writing at Royal Bank Plaza, South Tower, 200 Bay Street, Suite 2600, Toronto, Ontario M5J 2J1 Attention: Corporate Secretary.

We will respond to your written access request promptly. We may be unable to provide you with access to all or some of the information we hold about you. We will provide you with an explanation in the event that we are unable to fulfill your access request.

Who do you contact if you have any questions or concerns?

If you have any questions about our privacy policies and practices and how they relate to you, please contact our Chief Compliance Officer by telephone at 1-855-943-8099, by e-mail at samcompliance@sprott.com or by mail to Sprott Inc., Royal Bank Plaza, South Tower, 200 Bay Street, Suite 2600, Toronto, Ontario M5J 2J1 Attention: Chief Compliance Officer.

If you are still not satisfied, you can contact The Office of the Privacy Commissioner of Canada. Complaints to the Office of the Privacy Commissioner must be submitted in writing to 112 Kent Street, Ottawa, Ontario K1A 1H3 Attention: The Privacy Commissioner of Canada.

If you have any questions regarding this Policy, please contact us at:

Sprott Inc.
Royal Bank Plaza, South Tower
200 Bay Street, Suite 2600
Toronto, Ontario M5J 2J1
Canada
Telephone: 416.943.8099
Toll Free: 855.943.8099
Email: samcompliance@sprott.com

Investment Adviser and Administrator

Sprott Asset Management LP
200 Bay Street, Suite 2600
Toronto, Ontario, Canada M5J 2J1
(855) 943-8099
www.sprott.com

Investment Sub-Adviser

Sprott Asset Management USA, Inc.
500 Fifth Avenue, Suite 3020
New York, NY 10110

Distributor

Sprott Global Resource Investments Ltd.
1910 Palomar Point Way, Suite 200
Carlsbad, CA 92008

Shareholders’ Servicing and Transfer Agent

U.S. Bank Global Fund Services, LLC
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel

Thompson Hine LLP
1919 M Street, N.W., Suite 700
Washington, D.C. 20036

This material must be preceded or accompanied by the Prospectus.

UN-ANNUAL-2022

www.sprott.com

Sprott Gold Miners ETF

Performance Overview	December 31, 2022 (Unaudited)

Investment Objective

The Sprott Gold Miners ETF (the “Gold Fund”, NYSE Arca: SGDM) seeks investment results that correspond (before fees and expenses) to the performance of its underlying index, the Solactive Gold Miners Custom Factors Total Return Index (ticker symbol: SOLGMCFT, the “Underlying Gold Index”).

Performance Overview

For the twelve months ended December 31, 2022, the Gold Fund generated a total return of -8.14%. These results are generally in line with the performance of senior gold mining equities, as measured by the Underlying Gold Index, which declined 6.80%.

In 2022, gold bullion managed to maintain its safe haven status by posting a relatively flat -0.28% return for the twelve months, ending the year at $1,824 per ounce. From the start of the year through March 8, gold bullion had posted a notable gain of 12.11%, as the Russia-Ukraine war substantially increased global market uncertainty. However, gold’s rise was reversed as soaring inflation prompted the Federal Reserve (“Fed”) to enact restrictive monetary policies beginning on March 17. Over the course of 2022, the Fed increased interest rates seven times, upping the Fed Funds Rate from 0.25% to 4.50%. This helped strengthen the U.S. dollar to 20-year highs and played a large part in the significant drawdowns of equity and bond markets.

Gold mining equities were greatly impacted by the overall bear market in equity investments in 2022. Throughout the year, gold miners traded directionally and with greater magnitude than the price of gold bullion. The Fed’s tightening actions, combined with low market depth and trading liquidity, increased correlations among equity sectors and resulted in a broad-based equity market downturn. During this bearish period, smaller-capitalization gold mining companies were affected more negatively than larger-cap miners, partially due to their lower liquidity. Overall, however, the Gold Fund benefitted, relatively, from its mid- and large-capitalization focus.

In our view, gold mining stocks remain inexpensive relative to gold bullion. Valuations are very low on most standard metrics, and further multiple compressions may be limited versus the market. Gold mining companies have benefitted from strong margins, cash flows, healthy balance sheets, better dividends and share buybacks. Gold bullion continues to have a bullish supply-and-demand setup, given that mine supply and production will likely continue to decline. This dynamic of a tighter supply will likely continue to support prices going forward. We believe current valuations are also supportive of further merger and acquisition (M&A) activity in 2023.

In 2022, the largest positive contributors to the Gold Miners performance were Yamana Gold Inc., Alamos Gold Inc. and Agnico Eagle Mines Ltd. The largest performance detractors were Newmont Corp., Wesdome Gold Mines Ltd and Wheaton Precious Metals Corp.

Performance^ (as of December 31, 2022)

	1 Year	5 Year	Since Inception^^
Sprott Gold Miners ETF - Net Asset Value (“NAV”)*	-8.14%	4.37%	0.59%
Sprott Gold Miners ETF - Market Price**	-8.09%	4.43%	0.61%
Solactive Gold Miners Custom Factors Total Return Index***	-6.80%	5.37%	1.46%
S&P 500® Total Return Index	-18.11%	9.42%	10.23%

Total expense ratio before any fee waivers or expense reimbursements (per the Gold Fund’s current prospectus dated April 29, 2022) was 0.49%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any, and include the effect of the Gold Fund’s recurring expenses. The table does not reflect the deduction of taxes that a shareholder would pay on Gold Fund distributions or the redemption of Gold Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.sprottetfs.com or call 888.622.1813.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Gold Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Gold Fund shares outstanding. Market Price is the price at which a share can currently be traded in the stock market. Information detailing the number of days the Market Price of the Gold Fund was greater than the Gold Fund’s NAV and the number of days it was less than the Gold Fund’s NAV can be obtained at www.sprottetfs.com.

^	The Sprott Gold Miners ETF was reorganized on or about July 19, 2019 (“Reorganization Date”) from Sprott Gold Miners ETF (“Gold Predecessor Fund”), then a series of ALPS ETF Trust, into a series of Sprott Funds Trust. The Gold Fund is a continuation of the Gold Predecessor Fund and, therefore, the performance information presents the performance of the Gold Predecessor Fund prior to the Reorganization Date. Returns less than one year are not annualized.

1  | December 31, 2022

Sprott Gold Miners ETF

Performance Overview	December 31, 2022 (Unaudited)

^^	The Gold Predecessor Fund’s Commencement date was July 15, 2014.

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	Market Price means the official closing price of a security or the last reported sale price. In the event there were no sales during the day or closing prices are not available, the price that is the midpoint of the bid-ask spread as of that time will be used. It does not represent the returns an investor would receive if shares were traded at other times.

***	From the Gold Fund’s inception to July 19, 2019, the Gold Fund’s objective was to track the Sprott Zacks Gold Miners Total Return Index (“predecessor index”) and since that date the Gold Fund has been seeking to track the Solactive Gold Miners Custom Factors Total Return Index. The index performance presented reflects the performance of the predecessor index through July 19, 2019 and thereafter reflects the performance of the Solactive Gold Miners Custom Factors Total Return Index.

Sprott Zacks Gold Miners Total Return Index is comprised of approximately 25 stocks selected, based on investment and other criteria, from a universe of gold and silver mining companies whose stock is listed on a major U.S. exchange. The stocks are selected using a proprietary, quantitative rules-based methodology developed by Zacks Index Services.

Solactive Gold Miners Custom Factors Total Return Index was created by Solactive AG to provide a means of generally tracking the performance of gold companies whose common stocks or American Depository Receipts (“ADRs”) are traded on the Toronto Stock Exchange, the New York Stock Exchange and NASDAQ.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Gold Fund is concentrated in the gold and silver mining industry. As a result, the Gold Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so the Gold Fund’s share price may be more volatile than other types of investments.

Funds that emphasize investments in small-cap and mid-cap companies will generally experience greater price volatility.

Funds investing in foreign and emerging markets will also generally experience greater price volatility.

The Gold Fund’s shares are not individually redeemable. Investors buy and sell shares of the Gold Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Gold Fund, typically in blocks of 10,000 shares.

The Sprott Gold Miners ETF is not suitable for all investors. Investments in the Gold Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Distributors, Inc., a FINRA member, is the distributor for the Sprott Gold Miners ETF.

ALPS Distributors, Inc. is not affiliated with Sprott, Solactive AG nor Zacks Index Services, a division of Zacks Investment Management.

2 | December 31, 2022

Sprott Gold Miners ETF

Performance Overview	December 31, 2022 (Unaudited)

Top 10 Holdings^ (as of December 31, 2022)		Country Allocation^ (as of December 31, 2022)

Barrick Gold Corp.	12.67%	Canada	72.63%
Franco-Nevada Corp.	10.93%	United States	20.21%
Newmont Corp.	10.49%	Great Britain	4.57%
Agnico Eagle Mines, Ltd.	10.39%	South Africa	2.16%
Royal Gold, Inc.	4.82%	Australia	0.43%
Alamos Gold, Inc.	4.73%	Total	100.00%
Yamana Gold, Inc.	4.62%
Endeavour Mining PLC	4.57%
B2Gold Corp.	4.44%
SSR Mining, Inc.	4.35%
Total % of Top 10 Holdings	72.01%

^       % of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Growth of $10,000 (as of December 31, 2022)

Comparison of Change in Value of $10,000 Investment in the Gold Fund, and the Performance of the Underlying Gold Index, and S&P 500

Sprott Gold Miners ETF (based on NAV)
Sprott Gold Miners ETF (based on Market Price)
Solactive Gold Miners Custom Factors Total Return Index*
S&P 500® Total Return Index
$30k
$25k
$20k
$15k
$10k
$5k
$22,809
$11,302
$10,531
$10,510
7/15/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22

The chart above compares historical performance of a hypothetical investment of $10,000 in the Gold Fund since inception with the performance of the Underlying Gold Index and S&P 500. Results include the reinvestment of all dividends and capital gains distributions, if any. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Gold Fund shares.

*	From the Gold Fund’s inception to July 19, 2019, the Gold Fund’s objective was to track the Sprott Zacks Gold Miners Total Return Index (“predecessor index”) and since that date the Gold Fund has been seeking to track the Solactive Gold Miners Custom Factors Total Return Index. The index performance presented reflects the performance of the predecessor index through July 19, 2019 and thereafter reflects the performance of the Solactive Gold Miners Custom Factors Total Return Index.

3 | December 31, 2022

Sprott Junior Gold Miners ETF

Performance Overview	December 31, 2022 (Unaudited)

Investment Objective

The Sprott Junior Gold Miners ETF (the “Junior Fund”, NYSE Arca: SGDJ) seeks investment results that correspond (before fees and expenses) to the performance of its underlying index, the Solactive Junior Gold Miners Custom Factors Total Return Index (ticker symbol: SOLJGMFT, the “Junior Underlying Index”).

Performance Overview

For the twelve months ended December 31, 2022, the Junior Fund generated a total return of -27.35%. These results are generally in line with the performance of junior gold mining equities, as measured by the Junior Underlying Index, which declined 27.79%. 2022 represented a difficult bear market for most asset classes. For example, the S&P 500 Total Return Index, a broad equity index measuring the largest publicly traded companies in the U.S., fell 18.11% in 2022.

In 2022, gold bullion managed to maintain its safe haven status by posting a relatively flat -0.28% return for the twelve months, ending the year at $1,824 per ounce. From the start of the year through March 8, gold bullion had posted a notable gain of 12.11%, as the Russia-Ukraine war substantially increased global market uncertainty. However, gold’s rise was reversed as soaring inflation prompted the Federal Reserve (“Fed”) to enact restrictive monetary policies beginning on March 17. Over the course of 2022, the Fed increased interest rates seven times, upping the Fed Funds Rate from 0.25% to 4.50%. This helped strengthen the U.S. dollar to 20-year highs and played a large part in the significant drawdowns of equity and bond markets.

Gold mining equities were greatly impacted by the overall bear market in equity investments in 2022. Throughout the year, gold miners traded directionally and with greater magnitude than the price of gold bullion. The Fed’s tightening actions, combined with low market depth and trading liquidity, increased correlations among equity sectors and resulted in a broad-based equity market downturn. During this bearish period, smaller-capitalization gold mining companies were affected more negatively than larger-cap miners, partially due to their lower liquidity, and this impacted the Junior Fund’s performance.

In our view, junior gold mining stocks remain inexpensive relative to gold bullion. Valuations are very low on most standard metrics, and further multiple compressions may be limited versus the market. Gold mining companies have benefitted from strong margins, cash flows, healthy balance sheets, better dividends and share buybacks. Gold bullion continues to have a bullish supply-and-demand setup, given that mine supply and production will likely continue to decline. This dynamic of a tighter supply will likely continue to support prices going forward. We believe current valuations are also supportive of further merger and acquisition (M&A) activity in 2023.

In 2022, the largest contributors to the Junior Fund’s performance were Koza Altin İşletmeleri A.Ş., Perseus Mining Limited and Torex Gold Resources Inc. The largest performance detractors were Westgold Resources Limited., Aurelia Metals Limited and Equinox Gold Corp.

Performance^ (as of December 31, 2022)

	1 Year	5 Year	Since Inception^^
Sprott Junior Gold Miners ETF - Net Asset Value (“NAV”)*	-27.35%	-1.48%	3.64%
Sprott Junior Gold Miners ETF - Market Price**	-27.71%	-1.49%	3.64%
Solactive Junior Gold Miners Custom Factors Total Return Index***	-27.79%	-0.84%	4.41%
S&P 500® Total Return Index	-18.11%	9.42%	10.24%

Total expense ratio before any fee waivers or expense reimbursements (per the Junior Fund’s current prospectus dated April 29, 2022) was 0.61%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any, and include the effect of the Junior Fund’s recurring expenses. The table does not reflect the deduction of taxes that a shareholder would pay on Junior Fund distributions or the redemption of Junior Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.sprottetfs.com or call 888.622.1813.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Junior Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Junior Fund shares outstanding. Market Price is the price at which a share can currently be traded in the stock market. Information detailing the number of days the Market Price of the Junior Fund was greater than the Junior Fund’s NAV and the number of days it was less than the Junior Fund’s NAV can be obtained at www.sprottetfs.com.

4 | December 31, 2022

Sprott Junior Gold Miners ETF

Performance Overview	December 31, 2022 (Unaudited)

^	The Sprott Junior Gold Miners ETF was reorganized on or about July 19, 2019 (“Reorganization Date”) from Sprott Junior Gold Miners ETF (“Junior Predecessor Fund”), then a series of ALPS ETF Trust, into a series of Sprott Funds Trust. The Junior Fund is a continuation of the Junior Predecessor Fund and, therefore, the performance information presents the performance of the Junior Predecessor Fund prior to the Reorganization Date. Returns less than one year are not annualized.

^^	The Junior Predecessor Fund’s Commencement date was March 31, 2015.

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	Market Price means the official closing price of a security or the last reported sale price. In the event there were no sales during the day or closing prices are not available, the price that is the midpoint of the bid-ask spread as of that time will be used. It does not represent the returns an investor would receive if shares were traded at other times.

***	From the Junior Fund’s inception to July 19, 2019, the Junior Fund’s objective was to track the Sprott Zacks Junior Gold Miners Total Return Index (“predecessor index”) and since that date the Junior Fund has been seeking to track the Solactive Junior Gold Miners Custom Factors Total Return Index. The index performance presented reflects the performance of the predecessor index through July 19, 2019 and thereafter reflects the performance of the Solactive Junior Gold Miners Custom Factors Total Return Index.

Sprott Zacks Junior Gold Miners Total Return Index is comprised of between 30 to 40 stocks selected, based on investment and other criteria, from a universe of gold and silver mining companies whose stocks are listed on a major U.S. or Canadian exchange. The stocks are selected using a proprietary, quantitative rules-based methodology developed by Zacks Index Services.

Solactive Junior Gold Miners Custom Factors Total Return Index was created by Solactive AG to provide a means of generally tracking the performance of “junior” gold companies whose common stock or American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) are traded on a regulated stock exchange in the form of shares tradeable for foreign investors without any restrictions. Junior companies include early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce gold. Most of these companies are in the development and exploration phase and are on the lookout for land with a higher chance for uncovering large mineral deposits.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Junior Fund is concentrated in the gold and silver mining industry. As a result, the Junior Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so the Junior Fund’s share price may be more volatile than other types of investments.

Funds that emphasize investments in small-cap and mid-cap companies will generally experience greater price volatility. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable. These companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth.

Funds investing in foreign and emerging markets will also generally experience greater price volatility.

The Junior Fund’s shares are not individually redeemable. Investors buy and sell shares of the Junior Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Junior Fund, typically in blocks of 10,000 shares.

The Sprott Junior Gold Miners ETF is not suitable for all investors. Investments in the Junior Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Distributors, Inc., a FINRA member, is the distributor for the Sprott Junior Gold Miners ETF.

ALPS Distributors, Inc. is not affiliated with Sprott, Solactive AG nor Zacks Index Services, a division of Zacks Investment Management.

5 | December 31, 2022

Sprott Junior Gold Miners ETF

Performance Overview	December 31, 2022 (Unaudited)

Top 10 Holdings^ (as of December 31, 2022)		Country Allocation^ (as of December 31, 2022)

Novagold Resources, Inc.	6.79%	Canada	52.87%
Perseus Mining, Ltd.	6.40%	Australia	41.56%
OceanaGold Corp.	5.43%	Peru	3.41%
Torex Gold Resources, Inc.	5.38%	United States	0.92%
De Grey Mining, Ltd.	5.33%	Great Britain	0.68%
Orla Mining, Ltd.	5.32%	Jersey	0.56%
Regis Resources, Ltd.	4.91%	Total	100.00%
Bellevue Gold, Ltd.	4.67%
Equinox Gold Corp.	4.43%
West African Resources, Ltd.	4.18%
Total % of Top 10 Holdings	52.84%

^       % of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Growth of $10,000 (as of December 31, 2022)

Comparison of Change in Value of $10,000 Investment in the Junior Fund, and the Performance of the Junior Underlying Index, and S&P 500

The chart above compares historical performance of a hypothetical investment of $10,000 in the Junior Fund since inception with the performance of the Junior Underlying Index and the S&P 500. Results include the reinvestment of all dividends and capital gains distributions, if any. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Junior Fund distributions or the redemption of Junior Fund shares.

*	From the Junior Fund’s inception to July 19, 2019, the Fund’s objective was to track the Sprott Zacks Junior Gold Miners Total Return Index (“predecessor index”) and since that date the Junior Fund has been seeking to track the Solactive Junior Gold Miners Custom Factors Total Return Index. The index performance presented reflects the performance of the predecessor index through July 19, 2019 and thereafter reflects the performance of the Solactive Junior Gold Miners Custom Factors Total Return Index.

6 | December 31, 2022

Sprott Uranium Miners ETF

Performance Overview	December 31, 2022 (Unaudited)

Investment Objective

The Sprott Uranium Miners ETF (the “Uranium Fund”, NYSE Arca: URNM) seeks to invest at least 80% of its total assets in securities of the North Shore Global Uranium Mining Index (URNMX). The Index is designed to track the performance of companies that devote at least 50% of their assets to (i) mining, exploration, development, and production of uranium (“Uranium Mining Companies”); and/or (ii) holding physical uranium, owning uranium royalties, or engaging in other, non-mining activities that support the uranium mining industry, including, but not limited to, infrastructure and labor costs (together with Uranium Mining Companies, “Uranium Companies”). Under normal circumstances, the Uranium Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of Uranium Mining Companies.

Performance Overview

For the four-month stub period that ended December 31, 2022, the Uranium Fund generated a total return of -18.43% based on net asset value (NAV). These results align with the performance of uranium mining equities as measured by the URNMX Index, which lost 18.33% during the same period.

Uranium miners experienced a pullback in performance during the period, in contrast to the more positive results reported in the last annual report. Over the period, global central banks continued to increase interest rates to combat persistently high inflation. At the same time, markets were characterized by a lack of depth and thin trading liquidity. These factors caused significant drawdowns in many asset classes during the period. Despite the negative performance of uranium miners, the fundamentals for uranium and nuclear energy strengthened. This reminds us that although we believe the uranium markets to be in the early stages of a multi-year bull market, the sector does come with volatility and, therefore, potential opportunity. We believe the positive developments in the uranium and nuclear sectors will continue to provide long-term structural support for uranium and uranium miners in 2023.

Over the four months, the value of physical uranium declined. The U3O8 uranium spot price fell from $52.83 per pound as of August 31, 2022, to $48.31 as of December 30, 2022, representing an 8.56% decrease. Relative to the Uranium Fund’s uranium mining equities, its physical uranium holdings had a positive contribution of about 0.5% to the Fund’s performance.

Over the period, energy security was a major factor for the uranium equities markets. The implications of Russia’s invasion of Ukraine on February 24, 2022, and the resulting global energy crisis are far from fully unfolding. Utilities, the largest buyers of U3O8, continued to focus on uranium conversion and enrichment services and have yet to focus on U3O8. While Russia accounts for a small portion of U3O8 production at 6% of the global total, it controls about 27% of the global uranium conversion capacity and 39% of fuel enrichment. Prices for uranium conversion and enrichment services more than doubled in 2022, a significant outperformance relative to the U3O8 uranium spot price. We believe this upward price pressure will cascade down to the uranium spot price in 2023 and may ultimately support uranium miners.

Faced with the prospects of energy shortages and rocketing energy costs, many governments are turning to nuclear energy to provide reliable, affordable base-load energy. The energy crisis that many countries are facing provides the “political will” to galvanize public support for nuclear energy. Positive news headlines about the growing acceptance of nuclear power have been abundant over the past four months. In the theme of government “U-turns” on nuclear energy, Germany confirmed that it would extend the life of two nuclear reactors into 2023. The International Energy Agency released the 2022 World Energy Outlook, which increased its forecasts for nuclear energy generation to more than double by 2050, relative to 2021 levels.

The United Nations Conference COP27 took place in November, which saw the first nuclear energy-focused pavilion. The resulting agreement changed the language from previous meetings to include “low-emission” energy sources instead of just “renewables”, a move clearly favoring nuclear energy. Japan also continued its historic U-turn on nuclear energy policy and adopted a plan to “maximize the use of existing reactors by restarting as many of them as possible and prolonging the operating life of aging ones beyond the current 60-year limit.” Further, Japan plans to build new reactors to replace decommissioned ones. In India, the government approved five new nuclear power plant sites and financing to build ten 700-megawatt (MW) nuclear reactors. Prime Minister Modi has previously said that India aims to triple its nuclear fleet over the next decade. Finally, the U. S. Federal Strategic Uranium Reserve awarded its first contracts, and although the contract awards measured in pounds were not material, the prices the U.S. government paid for the uranium were as high as $70 per pound. Given that current spot prices are much lower than what the U.S. government paid, we believe that the excess price paid for U.S.-origin material reflects the growing concerns by the U.S. Department of Energy about continuing to rely on Russia and other non-friendly countries for critical supply chains. We believe these developments will likely bolster greater investment in nuclear energy, physical uranium and uranium miners.

For 2023, we believe there will be three key tailwinds for uranium markets. First, in terms of energy security, concern for disruptions in supply chains (i.e., Russia) may cause utilities to increase inventories and advance procurement plans, ultimately bolstering uranium demand and potentially prices. Second, a key development expected in the first half of 2023 is the restart of the U.S. conversion facility, ConverDyn. This shift to Western conversion and a lack of enrichment capacity is the bottleneck for higher uranium demand. Once new conversion capacity comes online, we anticipate an industry shift from underfeeding to overfeeding (using more UF6 as feedstock to produce more enriched uranium) may likely

7 | December 31, 2022

Sprott Uranium Miners ETF

Performance Overview	December 31, 2022 (Unaudited)

increase uranium demand in 2023 and beyond. Finally, the energy transition movement is structural, and the reality is that nuclear energy is crucial for many countries to decarbonize their energy supply reliably. Growing global recognition of this by governments, catalyzed by the need for greater energy security, will likely continue to be a dominant theme and driver in 2023.

We believe the uranium bull market remains intact despite the challenging and uncertain macroeconomic environment. There has been an unprecedented number of announcements for nuclear power plant restarts, life extensions and new builds that are likely to create incremental demand for uranium. However, the current uranium price remains below incentive levels to restart tier 2 production, let alone greenfield development. Over the long term, increased demand in the face of an uncertain uranium supply may likely support a sustained bull market.

During the period, the Uranium Fund’s largest contributors to performance for the period were NexGen Energy Ltd., Aura Energy Ltd. and CanAlaska Uranium Ltd. The largest detractors were Cameco Corp., NAC Kazatomprom JSC and Deep Yellow Ltd.

Performance^ (as of December 31, 2022)

	1 Year	3 Year	Since Inception^^
Sprott Uranium Miners ETF - Net Asset Value (“NAV”)*	-12.03%	38.64%	39.36%
Sprott Uranium Miners ETF - Market Price**	-11.88%	38.40%	39.34%
Northshore Global Uranium Mining Index***	-11.42%	39.85%	40.62%

^	The Sprott Uranium Miners ETF was reorganized on April 22, 2022 (“Reorganization Date”) from the North Shore Global Uranium Mining ETF (“Predecessor Fund”), into a series of Sprott Funds Trust. The Uranium Fund is a continuation of the Predecessor Fund and, therefore, the performance information presents the performance of the Predecessor Fund prior to the Reorganization Date. Returns less than one year are not annualized.

^^	The Predecessor Fund’s Commencement date was December 3, 2019.

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	Market Price means the official closing price of a security or the last reported sale price. In the event there were no sales during the day or closing prices are not available, the price that is the midpoint of the bid-ask spread as of that time will be used. It does not represent the returns an investor would receive if shares were traded at other times.

***	From the Uranium Fund’s inception to April 22, 2022, the Uranium Fund’s objective was to track the North Shore Global Uranium Mining Index (“predecessor index”) and since that date the Uranium Fund has been seeking to track the North Shore Uranium Mining Index. The index performance presented reflects the performance of the predecessor index through April 22, 2022 and thereafter reflects the performance of the North Shore Global Uranium Mining Index.

Total expense ratio per the Uranium Fund’s current prospectus dated April 25, 2022 was 0.85%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any, and include the effect of the Uranium Fund’s recurring expenses. The table does not reflect the deduction of taxes that a shareholder would pay on Fund’s distributions or the redemption of the Uranium Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.sprottetfs.com or call 888.622.1813.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Uranium Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Uranium Fund shares outstanding. Market Price is the price at which a share can currently be traded in the stock market. Information detailing the number of days the Market Price of the Uranium Fund was greater than the Uranium Fund’s NAV and the number of days it was less than the Uranium Fund’s NAV can be obtained at www.sprottetfs.com.

North Shore Global Uranium Mining Index is designed to track the performance of companies that devote at least 50% of their assets to the uranium mining industry, which may include mining, exploration, development, and production of uranium, or holding physical uranium, owning uranium royalties, or engaging in other, non-mining activities that support the uranium mining industry. The Index is rebalanced semi-annually.

The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

8 | December 31, 2022

Sprott Uranium Miners ETF

Performance Overview	December 31, 2022 (Unaudited)

The Uranium Fund is concentrated in the uranium mining industry. As a result, the Uranium Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the uranium mining industry. Also, uranium mining companies are significantly subject to the effects of competitive pressures in the uranium business and the price of uranium. These prices may fluctuate substantially over short periods of time so the Uranium Fund’s share price may be more volatile than other types of investments.

Funds that emphasize investments in metals and mining companies will generally experience greater price volatility.

Funds investing in foreign and emerging markets will also generally experience greater price volatility.

The Uranium Fund’s shares are not individually redeemable. Investors buy and sell shares of the Uranium Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Uranium Fund, typically in blocks of 10,000 shares.

The Sprott Uranium Miners ETF is not suitable for all investors. Investments in the Uranium Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Distributors, Inc., a FINRA member, is the distributor for the Sprott Uranium Miners ETF.

ALPS Distributors, Inc. is not affiliated with Sprott, nor North Shore Global Uranium Mining Index Services.

The Uranium Fund was reorganized on April 22, 2022 from the North Shore Global Uranium Mining ETF, a series of an unaffiliated trust, into a series of Sprott Funds Trust.

9 | December 31, 2022

Sprott Uranium Miners ETF

Performance Overview	December 31, 2022 (Unaudited)

Top 10 Holdings^ (as of December 31, 2022)		Country Allocation^ (as of December 31, 2022)

NAC Kazatomprom JSC	15.04%	Canada	56.01%
Sprott Physical Uranium Trust	14.00%	Kazakhstan	15.04%
Cameco Corp.	13.85%	Australia	14.01%
NexGen Energy, Ltd.	5.63%	United States	6.63%
Uranium Energy Corp.	5.35%	United Kingdom	4.27%
Energy Fuels, Inc.	5.10%	China	4.04%
Denison Mines Corp.	4.88%	Total	100.00%
Paladin Energy, Ltd.	4.43%
Yellow Cake PLC	4.27%
CGN Mining Co., Ltd.	4.04%
Total % of Top 10 Holdings	76.59%

^       % of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of December 31, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund, and the Performance of the Northshore Global Uranium Mining Index

Sprott Uranium Miners ETF (based on NAV)
Sprott Uranium Miners ETF (based on Market Price)
Northshore Global Uranium Mining Index
$40k
$35k
$30k
$25k
$20k
$15k
$10k
$5k
$28,538
$27,766
$27,748
12/3/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Nothshore Global Uranium Mining Index. Results include the reinvestment of all dividends and capital gains distributions, if any. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10 | December 31, 2022

Sprott ETFs

Disclosure of Fund Expenses	December 31, 2022 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the six month period and held through December 31, 2022.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expense Ratio(a)	Expenses Paid During Period 7/1/22 - 12/31/22(b)
Sprott Gold Miners ETF
Actual	$1,000.00	$1,030.40	0.50%	$2.56
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Sprott Junior Gold Miners ETF	$1,000.00	$1,046.30	0.50%
Actual				$2.58
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Sprott Uranium Miners ETF(c)	$1,000.00	$1,109.50	0.83%
Actual				$2.93
Hypothetical (5% return before expenses)	$1,000.00	$1,013.94	0.83%	$2.79

(a)	Annualized, based on the applicable Fund’s most recent fiscal half year expenses.

(b)	Expenses are equal to the applicable Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

(c)	The Fund’s fiscal year end changed from August 31st to December 31st. Actual expenses on the Fund are equal to the Fund’s annualized expense ratio multiplied by the average account value of the period, multiplied by the number of days since the prior year-end (122) divided by 365. Actual returns for the Fund represent the period from September 1, 2022 to December 31, 2022.

11 | December 31, 2022

Sprott Gold Miners ETF

Schedule of Investments	December 31, 2022

Security Description	Shares	Value
COMMON STOCKS (99.94%)
Gold Mining (99.50%)
Agnico Eagle Mines, Ltd.(a)	467,188	$24,277,214
Alamos Gold, Inc., Class A(a)	1,094,138	11,062,592
AngloGold Ashanti, Ltd., Sponsored ADR	52,258	1,014,850
B2Gold Corp.	2,923,262	10,384,705
Barrick Gold Corp.	1,727,341	29,609,737
Centerra Gold, Inc.	1,461,262	7,565,322
Coeur Mining, Inc.(b)	273,467	918,849
Dundee Precious Metals, Inc.	1,531,717	7,364,459
Eldorado Gold Corp.(b)	1,117,819	9,320,662
Endeavour Mining PLC(a)	498,902	10,678,124
Equinox Gold Corp.(a)(b)	274,140	896,928
Franco-Nevada Corp.(a)	187,329	25,535,682
Gold Fields, Ltd., Sponsored ADR(a)	300,130	3,106,345
Harmony Gold Mining Co., Ltd., Sponsored ADR(a)	270,177	918,602
IAMGOLD Corp.(b)	379,628	972,902
K92 Mining, Inc.(b)	1,401,541	7,939,305
Kinross Gold Corp.	221,372	902,491
New Gold, Inc.(b)	540,766	531,181
Newmont Corp.	519,127	24,502,794
Novagold Resources, Inc.(a)(b)	168,588	1,007,295
OceanaGold Corp.(b)	526,552	1,003,327
Osisko Gold Royalties, Ltd.(a)	679,838	8,194,207
Osisko Mining, Inc.(b)	322,175	832,801
Royal Gold, Inc.	99,990	11,270,873
Seabridge Gold, Inc.(b)	73,370	921,189
SSR Mining, Inc.(a)	649,257	10,160,824
Torex Gold Resources, Inc.(b)	857,604	9,849,145
Wesdome Gold Mines, Ltd.(a)(b)	132,509	732,029
Yamana Gold, Inc.	1,945,043	10,802,602
Total Gold Mining		232,277,036

Silver Mining (0.44%)
Pan American Silver Corp.(a)	62,332	1,017,384

TOTAL COMMON STOCKS
(Cost $224,059,886)		233,294,420
	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (9.06%)
Money Market Fund (0.14%)
State Street Institutional Treasury Plus Money Market Fund, Premier Class
(Cost $337,724)	4.14%	337,724	$337,724

Investments Purchased with Collateral from Securities Loaned (8.92%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.34%
(Cost $20,817,068)		20,817,068	20,817,068
TOTAL SHORT TERM INVESTMENTS
(Cost $21,154,792)			21,154,792

TOTAL INVESTMENTS (109.00%)
(Cost $245,214,678)			$254,449,212
LIABILITIES IN EXCESS OF OTHER ASSETS (-9.00%)			(21,017,454)
NET ASSETS - 100.00%			$233,431,758

(a)	As of December 31, 2022, the security, or a portion of the security position was on loan. As of December 31, 2022, the total market value of securities on loan was $20,430,155. The loaned securities were secured with cash collateral of $20,817,068 and non-cash collateral with the value of $713,043. The non-cash collateral received consists of common stocks and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

(b)	Non-income producing security.

See Notes to Financial Statements.

12 | December 31, 2022

Sprott Junior Gold Miners ETF

Schedule of Investments	December 31, 2022

Security Description	Shares	Value
COMMON STOCKS (100.15%)
Copper Mining (0.30%)
SolGold PLC(a)	1,569,737	$303,639

Diversified Metals & Mining (3.50%)
Leo Lithium, Ltd.(a)	903,350	298,298
Mincor Resources NL(a)(b)	3,205,865	3,284,988
Total Diversified Metals & Mining		3,583,286

Gold Mining (92.75%)
Argonaut Gold, Inc.(a)	1,330,312	510,903
Bellevue Gold, Ltd.(a)(b)	6,233,317	4,795,675
Capricorn Metals, Ltd.(a)(b)	121,173	379,504
Centamin PLC	429,142	585,741
Centerra Gold, Inc.(b)	68,200	353,089
Coeur Mining, Inc.(a)	105,007	352,823
De Grey Mining, Ltd.(a)(b)	6,253,116	5,470,811
Dundee Precious Metals, Inc.	73,679	354,247
Eldorado Gold Corp.(a)(b)	51,297	427,728
Equinox Gold Corp.(a)	1,389,600	4,546,476
Firefinch, Ltd.(a)(b)	6,635,363	903,539
Gold Road Resources, Ltd.	309,226	355,807
Greatland Gold PLC(a)(b)	3,771,434	364,760
Hochschild Mining PLC	4,118,577	3,497,873
K92 Mining, Inc.(a)	64,541	365,605
Karora Resources, Inc.(a)	1,217,947	4,182,757
McEwen Mining, Inc.(a)(b)	585,853	3,433,099
New Gold, Inc.(a)(b)	3,722,487	3,656,505
Novagold Resources, Inc.(a)	1,164,387	6,963,033
OceanaGold Corp.(a)	2,922,017	5,567,802
Orla Mining, Ltd.(a)(b)	1,349,473	5,461,678
Osisko Mining, Inc.(a)	1,609,312	4,159,965
Pan African Resources PLC	1,653,459	330,628
Perseus Mining, Ltd.	4,573,328	6,570,024
Ramelius Resources, Ltd.(b)	620,393	392,828
Red 5, Ltd.(a)	3,028,788	422,741
Regis Resources, Ltd.	3,594,489	5,041,462
Sabina Gold & Silver Corp.(a)	3,919,627	3,850,151
Seabridge Gold, Inc.(a)(b)	28,310	356,140
Silver Lake Resources, Ltd.(a)	420,306	339,106
Skeena Resources, Ltd.(a)	62,239	331,420
St Barbara, Ltd.(a)(b)	844,098	445,396
Tietto Minerals, Ltd.(a)	7,074,000	3,395,520
Torex Gold Resources, Inc.(a)(b)	480,319	5,516,219
Victoria Gold Corp.(a)	557,880	2,945,969
Wesdome Gold Mines, Ltd.(a)	661,086	3,652,085
West African Resources, Ltd.(a)	5,365,868	4,292,694
Westgold Resources, Ltd.(a)	635,684	378,705
Total Gold Mining		94,950,508

Silver Mining (3.60%)	1,139,294	3,685,456
Endeavour Silver Corp.(a)(b)

TOTAL COMMON STOCKS
(Cost $110,476,590)		102,522,889
Security Description	Shares	Value
RIGHTS (0.00%)
Kinross Gold Corp. - CVR (Expiring
12/31/2049), Strike Price CAD $0.01(c)	233,341	—

TOTAL RIGHTS
(Cost $–)		—

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (4.92%)
Money Market Fund (0.08%)
State Street Institutional Treasury Plus Money Market Fund, Premier Class
(Cost $78,916)	4.14%	78,916	$78,916

Investments Purchased with Collateral from Securities Loaned (4.84%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.34%
(Cost $4,957,465)		4,957,465	4,957,465
TOTAL SHORT TERM INVESTMENTS
(Cost $5,036,381)			5,036,381

TOTAL INVESTMENTS (105.07%)
(Cost $115,512,971)			$107,559,270
LIABILITIES IN EXCESS OF OTHER ASSETS (-5.07%)			(5,189,279)
NET ASSETS - 100.00%			$102,369,991

(a)	Non-income producing security.

(b)	As of December 31, 2022, the security, or a portion of the security position was on loan. As of December 31, 2022, the total market value of securities on loan was $10,278,367. The loaned securities were secured with cash collateral of $4,957,465 and non-cash collateral with the value of $5,938,265. The non-cash collateral received consists of common stocks and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

(c)	As a result of the use of significant unobservable inputs to determine the fair value, the investment has been classified as a Level 3 asset.

See Notes to Financial Statements.

13 | December 31, 2022

Sprott Uranium Miners ETF

Schedule of Investments	December 31, 2022

Security Description	Shares	Value
CLOSED END FUND (14.01%)
Sprott Physical Uranium
Trust(a)(b)	9,906,238	$115,816,653

TOTAL CLOSED END FUND
(Cost $120,331,202)		115,816,653

Security Description	Shares	Value
COMMON STOCKS (86.05%)
Coal & Consumable Fuels (77.59%)
Alligator Energy, Ltd.(a)	159,079,450	4,224,067
Appia Rare Earths & Uranium Corp.(a)	9,817,068	2,138,874
Aura Energy, Ltd.(a)(c)	24,471,704	4,248,704
Bannerman Energy, Ltd.(a)(c)	7,155,118	8,768,825
Baselode Energy Corp.(a)	4,858,162	1,489,023
Berkeley Energia, Ltd.(a)(c)	20,081,727	3,702,383
Boss Energy, Ltd.(a)(c)	16,889,940	24,494,007
Cameco Corp.	5,056,888	114,639,650
CanAlaska Uranium, Ltd.(a)	7,224,735	2,054,301
CGN Mining Co., Ltd.(a)(c)	322,458,100	33,462,653
Deep Yellow, Ltd.(a)	35,235,912	16,793,286
Denison Mines Corp.(a)(c)	35,150,980	40,423,627
Elevate Uranium, Ltd.(a)	13,269,596	3,342,809
Encore Energy Corp.(a)(c)	5,123,628	12,109,017
Energy Fuels, Inc.(a)(c)	6,800,520	42,231,229
Fission Uranium Corp.(a)(c)	32,651,006	19,291,584
Forsys Metals Corp.(a)(c)	9,414,027	3,441,613
GoviEx Uranium, Inc.(a)	28,621,165	3,804,882
IsoEnergy, Ltd.(a)(c)	5,150,809	11,070,055
Laramide Resources, Ltd.(a)(c)	9,757,501	3,387,020
Mega Uranium, Ltd.(a)(c)	17,271,071	2,551,118
NAC Kazatomprom JSC, GDR(d)	4,423,106	124,466,202
NexGen Energy, Ltd.(a)(c)	10,521,878	46,611,920
Paladin Energy, Ltd.(a)(c)	76,897,093	36,648,827
Peninsula Energy, Ltd.(a)(c)	48,102,319	4,257,567
Skyharbour Resources, Ltd.(a)	8,149,628	2,196,909
Toro Energy, Ltd.(a)(c)	221,014,079	1,354,299
Uranium Energy Corp.(a)(c)	11,409,843	44,270,191
Uranium Royalty Corp.(a)(c)	4,154,863	9,819,469
Ur-Energy, Inc.(a)(c)	10,459,485	12,028,408
Western Uranium & Vanadium Corp.(a)(c)	2,148,788	1,872,651
Total Coal & Consumable Fuels		641,195,170

Diversified Metals & Mining (4.19%)	3,569,500	4,270,746
Consolidated Uranium, Inc.(a)(c)
Global Atomic Corp.(a)(c)	8,586,445	22,258,805
Lotus Resources, Ltd.(a)(c)	58,251,533	8,130,427
Total Diversified Metals & Mining		34,659,978
Security Description	Shares	Value
Trading Companies & Distributors
(4.27%)
Yellow Cake PLC(a)(d)(e)	7,795,188	35,302,450

TOTAL COMMON STOCKS
(Cost $876,252,180)		711,157,598

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (5.05%)
Money Market Fund (0.05%)
State Street Institutional Treasury Plus Money Market Fund, Premier Class
(Cost $462,133)	4.14%	462,133	462,133

Investments Purchased with Collateral from Securities Loaned (5.00%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.34%
(Cost $41,296,443)		41,296,443	41,296,443
TOTAL SHORT TERM INVESTMENTS
(Cost $41,758,576)			41,758,576

TOTAL INVESTMENTS (105.11%)
(Cost $1,038,341,958)			$868,732,827
LIABILITIES IN EXCESS OF OTHER ASSETS (-5.11%)			(42,264,545)
NET ASSETS - 100.00%			$826,468,282

(a)	Non-income producing security.

(b)	See Affiliated Investments for details.

(c)	As of December 31, 2022, the security, or a portion of the security position is currently on loan. As of December 31, 2022, the total market value of securities on loan was $45,348,631. The loaned securities were secured with cash collateral of $41,296,443 and non-cash collateral with the value of $6,384,637. The non-cash collateral received consists of common stocks and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

(d)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of December 31, 2022, the market value of those securities was $159,768,652 representing 19.33% of net assets.

(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the aggregate market value of those securities was $35,302,450, representing 4.27% of net assets.

14 | December 31, 2022

Sprott Uranium Miners ETF

Schedule of Investments	December 31, 2022

AFFILIATED INVESTMENTS

Security Name	Market Value as of September 1, 2022	Purchases	Purchases In-Kind	Sales	Sales In-Kind	Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)	Market Value as of December 31, 2022	Share Balance as of December 31, 2022
Sprott Physical
Uranium
Trust(a)	$107,851,732	$18,958,138	$2,782,241	$(591,087)	$(5,359,089)	$(8,875,527)	$1,050,245	$115,816,653	9,906,238
TOTAL	$107,851,732	$18,958,138	$2,782,241	$(591,087)	$(5,359,089)	$(8,875,527)	$1,050,245	$115,816,653	9,906,238

(a)	The fund was reorganized on April 22, 2022 and the security became an affiliate.

15 | December 31, 2022

Sprott ETFs

Statements of Assets and Liabilities	December 31, 2022

	Sprott Gold Miners ETF	Sprott Junior Gold Miners ETF	Sprott Uranium Miners ETF
ASSETS:
Unaffiliated investments, at value	$254,449,212	$107,559,270	$752,916,174
Affiliated investments, at value	—	—	115,816,653
Foreign currency, at value	2,742	2,584	—
Dividends and reclaim receivable	172,762	9,988	213,319
Total assets	254,624,716	107,571,842	868,946,146

LIABILITIES:
Payable to Adviser	134,600	37,039	1,181,421
Payable for collateral upon return of securities loaned	20,817,068	4,957,465	41,296,443
Administration fees payable	64,470	49,004	—
Professional fees payable	50,083	34,315	—
Transfer agent fees payable	17,250	17,250	—
Trustees’ fees and expenses payable	10,433	4,066	—
Accrued expenses and other liabilities	99,054	102,712	—
Total liabilities	21,192,958	5,201,851	42,477,864
NET ASSETS	$233,431,758	$102,369,991	$826,468,282

NET ASSETS CONSIST OF:
Paid-in capital	$314,727,769	$174,119,469	$1,052,921,950
Total distributable earnings	(81,296,011)	(71,749,478)	(226,453,668)
NET ASSETS	$233,431,758	$102,369,991	$826,468,282

UNAFFILIATED INVESTMENTS, AT COST	$245,214,678	$115,512,971	$918,010,756
AFFILIATED INVESTMENTS, AT COST	$—	$—	$120,331,202
FOREIGN CURRENCY, AT COST	$2,735	$2,565	$—

PRICING OF SHARES
Net Assets	$233,431,758	$102,369,991	$826,468,282
Shares of beneficial interest outstanding (unlimited number of shares authorized, par value $0.01 per share)	9,450,000	3,550,000	25,975,000
Net Asset Value, offering and redemption price per share	$24.70	$28.84	$31.82

See Notes to Financial Statements.

16 | December 31, 2022

Sprott ETFs

Statements of Operations	For the Year Ended December 31, 2022

	Sprott Gold Miners ETF	Sprott Junior Gold Miners ETF
INVESTMENT INCOME:
Dividends(a)	$4,447,793	$1,110,578
Securities lending income	34,828	43,913
Total investment income	4,482,621	1,154,491

EXPENSES:
Investment Adviser fees (See Note 3)	811,280	371,949
Administration fees	168,326	150,936
Other fees and expenses	98,886	123,139
Legal fees	40,408	20,096
Audit fees	20,000	20,000
Trustee fees	19,379	8,400
Compliance fees	11,046	4,954
Transfer agent fees	9,000	9,000
Total expenses before waiver/reimbursement	1,178,325	708,474
Less fee waiver/reimbursement by investment adviser (See Note 3)	(18,521)	(176,946)
Net expense	1,159,804	531,528
NET INVESTMENT INCOME/(LOSS)	3,322,817	622,963

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments	(8,398,883)	(34,003,448)
Net realized gain/(loss) on foreign currency transactions	(126,369)	(48,958)
Net realized gain/(loss)	(8,525,252)	(34,052,406)
Net change in unrealized appreciation/(depreciation) on investments	(16,621,465)	268,232
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(2,946)	(172)
Net change in unrealized appreciation/(depreciation)	(16,624,411)	268,060
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(25,149,663)	(33,784,346)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(21,826,846)	$(33,161,383)

(a)	Net of foreign tax withholding in the amount of $533,467 and $93,227, respectively.

See Notes to Financial Statements.

17 | December 31, 2022

Sprott ETFs

Statements of Operations

	Sprott Uranium Miners ETF(a)

	For the Period September 1, 2022 to December 31, 2022	For the Year Ended August 31, 2022
INVESTMENT INCOME:
Dividends(b)	$387,898	$9,988,250
Securities lending income	343,978	180,357
Total investment income	731,876	10,168,607

EXPENSES:
Investment Adviser fees (See Note 3)	2,458,955	6,834,043
Total expense	2,458,955	6,834,043
NET INVESTMENT INCOME/(LOSS)	(1,727,079)	3,334,564

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on unaffiliated investments(c)	(21,614,700)	78,194,337
Net realized gain/(loss) on affiliated investments	1,050,245	5,392,841
Net realized gain/(loss) on foreign currency transactions	(157,063)	(221,989)
Net realized gain/(loss)	(20,721,518)	83,365,189
Net change in unrealized appreciation/(depreciation) on unaffiliated investments	(159,010,447)	(24,195,469)
Net change in unrealized appreciation/(depreciation) on affiliated investments	(8,875,527)	2,340,285
Net change in unrealized appreciation/(depreciation)	(167,885,974)	(21,855,184)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(188,607,492)	61,510,005
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(190,334,571)	$64,844,569

(a)	Effective September 6, 2022, the Board approved changing the fiscal year-end of the Fund from August 31 to December 31.

(b)	Net of foreign tax withholding in the amount of $68,357 and $91,664, respectively.

(c)	Includes realized gain or loss as a result of in-kind transactions (See Note 4).

See Notes to Financial Statements.

18 | December 31, 2022

Sprott Gold Miners ETF

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
OPERATIONS:
Net investment income/(loss)	$3,322,817	$2,847,718
Net realized gain/(loss)	(8,525,252)	(4,548,695)
Net change in unrealized appreciation/(depreciation)	(16,624,411)	(22,042,434)
Net increase/(decrease) in net assets resulting from operations	(21,826,846)	(23,743,411)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(3,155,580)	(3,066,167)
Total distributions	(3,155,580)	(3,066,167)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	35,456,531	8,448,105
Cost of shares redeemed	(8,956,306)	(8,958,387)
Net increase/(decrease) from capital share transactions	26,500,225	(510,282)
Net increase/(decrease) in net assets	1,517,799	(27,319,860)

NET ASSETS:
Beginning of year	231,913,959	259,233,819
End of year	$233,431,758	$231,913,959

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	8,500,000	8,500,000
Shares sold	1,300,000	300,000
Shares redeemed	(350,000)	(300,000)
Shares outstanding, end of year	9,450,000	8,500,000

See Notes to Financial Statements.

19 | December 31, 2022

Sprott Junior Gold Miners ETF

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
OPERATIONS:
Net investment income/(loss)	$622,963	$1,210,797
Net realized gain/(loss)	(34,052,406)	9,983,179
Net change in unrealized appreciation/(depreciation)	268,060	(32,195,168)
Net increase/(decrease) in net assets resulting from operations	(33,161,383)	(21,001,192)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(2,518,228)	(2,712,420)
Total distributions	(2,518,228)	(2,712,420)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	13,922,116	80,190,762
Cost of shares redeemed	—	(55,608,011)
Net increase/(decrease) from capital share transactions	13,922,116	24,582,751
Net increase/(decrease) in net assets	(21,757,495)	869,139

NET ASSETS:
Beginning of year	124,127,486	123,258,347
End of year	$102,369,991	$124,127,486

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	3,050,000	2,500,000
Shares sold	500,000	1,700,000
Shares redeemed	—	(1,150,000)
Shares outstanding, end of year	3,550,000	3,050,000

See Notes to Financial Statements.

20 | December 31, 2022

Sprott Uranium Miners ETF

Statements of Changes in Net Assets

	For the Period	For the		For the
	September 1, 2022 to	Year Ended		Year Ended
	December 31, 2022(a)	August 31, 2022(b)		August 31, 2021(c)
OPERATIONS:
Net investment income/(loss)	$(1,727,079)	$3,334,564		$1,293,759
Net realized gain/(loss)	(20,721,518)	83,365,189		16,434,542
Net change in unrealized appreciation/(depreciation)	(167,885,974)	(21,855,184)		17,948,847
Net increase/(decrease) in net assets resulting from operations	(190,334,571)	64,844,569		35,677,148

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	–	(46,290,058)		(1,049,134)
Total distributions	–	(46,290,058)		(1,049,134)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	21,063,643	1,011,484,344		364,704,764
Cost of shares redeemed	(41,844,588)	(348,231,453	)(d)	(57,740,668)
Net increase/(decrease) from capital share transactions	(20,780,945)	663,252,891		306,964,096
Net increase/(decrease) in net assets	(211,115,516)	681,807,402		341,592,110

NET ASSETS:
Beginning of period	1,037,583,798	355,776,396		14,184,286
End of period	$826,468,282	$1,037,583,798		$355,776,396

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	13,325,000	5,725,000		425,000
Shares sold	300,000	12,025,000		6,350,000
Shares redeemed	(725,000)	(4,425,000)		(1,050,000)
Stock split(e)	13,075,000	–		–
Shares outstanding, end of period	25,975,000	13,325,000		5,725,000

(a)	Effective September 6, 2022, the Board approved changing the fiscal year-end of the Fund from August 31 to December 31.

(b)	The fund was reorganized on April 22, 2022 and became a series within the Sprott Funds Trust thereafter.

(c)	These financials have been audited by the Predecessor Fund’s independent registered public accounting firm.

(d)	Net of redemption fees of $78,990.

(e)	On December 21, 2022, the Sprott Uranium Miners ETF underwent a two for one stock split. See Note 1 for additional details.

See Notes to Financial Statements.

21 | December 31, 2022

Sprott Gold Miners ETF

Financial Highlights

			For the
			Period
	For the Year	For the Year	December 1,		For the Year	For the Year		For the Year
For a Share Outstanding Throughout the Periods Presented	Ended December 31, 2022	Ended December 31, 2021	2020 to December 31, 2020 (a)		Ended November 30, 2020	Ended November 30, 2019		Ended November 30, 2018 (b)
NET ASSET VALUE, BEGINNING OF PERIOD	$27.28	$30.50	$29.57		$23.37	$15.26		$19.82

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (c)	0.37	0.33	0.03		0.07	0.02		0.07
Net realized and unrealized gain/(loss)	(2.60)	(3.19)	0.99		6.19	8.18		(4.51)
Total from investment operations	(2.23)	(2.86)	1.02		6.26	8.20		(4.44)

DISTRIBUTIONS:
From net investment income	(0.35)	(0.36)	(0.09)		(0.06)	(0.09)		(0.12)
Total distributions	(0.35)	(0.36)	(0.09)		(0.06)	(0.09)		(0.12)

Net increase/(decrease) in net asset value	(2.58)	(3.22)	0.93		6.20	8.11		(4.56)
NET ASSET VALUE, END OF PERIOD	$24.70	$27.28	$30.50		$29.57	$23.37		$15.26
TOTAL RETURN(d)	(8.18)%	(9.33)%	3.46%		26.85%	53.91%		(22.56)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (’000)	$233,432	$231,914	$259,234		$251,376	$177,647		$123,576

Ratio of expenses including waiver/reimbursement recoupment to average net assets	0.50%	0.50%	0.50	%(e)	0.50%	0.54	%(f)	N/A
Ratio of expenses excluding waiver/reimbursement recoupment to average net assets	0.51%	0.49%	0.58	%(e)	0.52%	0.57%		0.57%
Ratio of net investment income to average net assets	1.43%	1.18%	1.28	%(e)	0.24%	0.09%		0.39%
Portfolio turnover rate(g)	73%	66%	0%		95%	112%		82%

(a)	With the approval of the Board effective December 31, 2020, the Fund’s fiscal year end was changed from November 30 to December 31.

(b)	These financials have been audited by the Predecessor Fund’s independent registered public accounting firm.

(c)	Based on average shares outstanding during the period.

(d)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Prior to July 19, 2019, the prior adviser paid certain Fund expenses via a unitary fee arrangement; no fees or expenses were waived.

(g)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

22 | December 31, 2022

Sprott Junior Gold Miners ETF

Financial Highlights

			For the
			Period
	For the Year	For the Year	December 1,		For the Year	For the Year		For the Year
For a Share Outstanding Throughout the Periods Presented	Ended December 31, 2022	Ended December 31, 2021	2020 to December 31, 2020 (a)		Ended November 30, 2020	Ended November 30, 2019		Ended November 30, 2018 (b)
NET ASSET VALUE, BEGINNING OF PERIOD	$40.70	$49.30	$45.27		$30.28	$21.63		$31.48
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (c)	0.19	0.42	(0.00	)(d)	(0.04)	0.06		(0.06)
Net realized and unrealized gain/(loss)	(11.34)	(8.12)	5.00		15.25	8.59		(9.74)
Total from investment operations	(11.15)	(7.70)	5.00		15.21	8.65		(9.80)

DISTRIBUTIONS:
From net investment income	(0.71)	(0.90)	(0.97)		(0.22)	–		(0.05)
Total distributions	(0.71)	(0.90)	(0.97)		(0.22)	–		(0.05)

Net increase/(decrease) in net asset value	(11.86)	(8.60)	4.03		14.99	8.65		(9.85)
NET ASSET VALUE, END OF PERIOD	$28.84	$40.70	$49.30		$45.27	$30.28		$21.63
TOTAL RETURN(e)	(27.40)%	(15.56)%	11.11%		50.56%	39.99%		(31.19)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (’000)	$102,370	$124,127	$123,258		$106,383	$52,994		$36,776

Ratio of expenses including waiver/reimbursement to average net assets	0.50%	0.50%	0.50	%(f)	0.50%	0.54	%(g)	N/A
Ratio of expenses excluding waiver/reimbursement to average net assets	0.67%	0.61%	0.75	%(f)	0.76%	0.71%		0.57%
Ratio of net investment income/(loss) to average net assets	0.59%	0.96%	(0.07	)%(f)	(0.10)%	0.22%		(0.22)%
Portfolio turnover rate(h)	100%	66%	0%		157%	127%		37%

(a)	With the approval of the Board effective December 31, 2020, the Fund’s fiscal year end was changed from November 30 to December 31.

(b)	These financials have been audited by the Predecessor Fund’s independent registered public accounting firm.

(c)	Based on average shares outstanding during the period.

(d)	Less than $0.005 per share.

(e)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	Prior to July 19, 2019, the prior adviser paid certain Fund expenses via a unitary fee arrangement; no fees or expenses were waived.

(h)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

23 | December 31, 2022

Sprott Uranium Miners ETF

Financial Highlights

					For the Period
					December 3, 2019
	For the Period				(Commencement of
For a Share Outstanding Throughout the Periods Presented	September 1, 2022 to December 31, 2022 (a)		For the Year Ended August 31, 2022 (b)	For the Year Ended August 31, 2021 (b)(c)	Operations) to August 31, 2020 (b)(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$38.94		$31.07	$16.69	$12.50

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (d)	(0.07)		0.15	0.23	0.08
Net realized and unrealized gain/(loss)	(7.05)		10.12	14.71	4.11
Total from investment operations	(7.12)		10.27	14.94	4.19

DISTRIBUTIONS:
From net investment income	–		(2.42)	(0.56)	–
Total distributions	–		(2.42)	–	–
Redemptions fees	–		0.02	–	–

Net increase/(decrease) in net asset value	(7.12)		7.87	14.38	4.19
NET ASSET VALUE, END OF PERIOD	$31.82		$38.94	$31.07	$16.69
TOTAL RETURN(e)	(18.28)%		33.42%	91.13%	33.48%

Net assets, end of period (’000)	$826,468		$1,037,584	$355,776	$14,184

Ratio of expenses to average net assets	0.83	%(f)	0.83%	0.85%	0.85	%(f)
Ratio of net investment income/(loss) to average net assets	(0.58	)%(f)	0.40%	0.81%	0.74	%(f)
Portfolio turnover rate(g)	17%		19%	26%	28%

(a)	With the approval of the Board effective September 6, 2022, the Fund’s fiscal year end was changed from August 31 to December 31.
(b)	On December 21, 2022, the Sprott Uranium Miners ETF underwent a two for one stock split. The capital share activity presented here has been retroactively adjusted to reflect this stock split.
(c)	These financials have been audited by the Predecessor Fund’s independent registered public accounting firm.
(d)	Based on average shares outstanding during the period.
(e)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

24 | December 31, 2022

Sprott ETFs

Notes to Financial Statements	December 31, 2022

1. ORGANIZATION

The Sprott Funds Trust (the “Trust”) was organized as a Delaware statutory trust on January 3, 2018. As of December 31, 2022, the Trust consisted of four separate portfolios that each represent a separate series of the Trust. This report pertains to the Sprott Gold Miners ETF, the Sprott Junior Gold Miners ETF and the Sprott Uranium Miners ETF (each a “Fund” and collectively, the “Funds”). The Funds are non-diversified, open-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF were reorganized effective as of the close of business on July 19, 2019, from each Fund’s respective predecessor fund. Each predecessor fund was a separate series of ALPS ETF Trust. The Sprott Uranium Miners ETF, previously part of another investment company, North Shore Global Uranium Mining ETF (the “Predecessor Fund”), reorganized effective after the close of business on April 22, 2022. The Board of Trustees of the Sprott Uranium Miners ETF announced, on September 6, 2022, that it had approved a change to the Fund’s fiscal year-end from August 31 to December 31, therefore, this report is for the four months ended December 31, 2022.

The investment objective of the Sprott Gold Miners ETF is to seek investment results that correspond (before fees and expenses) to the performance of its underlying index, the Solactive Gold Miners Custom Factors Total Return Index (ticker symbol SOLGMCFT). The investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Sprott Gold Miners ETF is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The investment objective of the Sprott Junior Gold Miners ETF is to seek investment results that correspond (before fees and expenses) to the performance of its underlying index, the Solactive Junior Gold Miners Custom Factors Total Return Index (ticker symbol SOLJGMFT). The investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Sprott Junior Gold Miners ETF is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The investment objective of the Sprott Uranium Miners ETF is to seek investment results that correspond (before fees and expenses) to the performance of its underlying index, the North Shore Global Uranium Mining Index (ticker symbol URNMX). The investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Sprott Uranium Miner ETF is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “Exchange” or “NYSE Arca”) and trade on the Exchange at market prices that may differ from the Shares’ net asset value (“NAV”). The Funds offer and issue Shares at their NAV only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Funds offer and issue Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Funds generally consists of 10,000 Shares, though this may change from time to time. Creation Units are not expected to consist of fewer than 10,000 Shares. As a practical matter, only institutions or large investors that are Authorized Participants may purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities. On December 30, 2022, the Sprott Gold Miners ETF and the Sprott Gold Junior Gold Miners ETF reduced its Creation Unit size from 50,000 to 10,000 shares and the Sprott Uranium Miners ETF reduced its Creation Unit size from 25,000 to 10,000 shares.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on share transactions in the secondary market will be based on negotiated commission rates at customary levels.

The Board authorized a two-for-one forward share split of Sprott Uranium Miners ETF that was effective prior to the market open on December 21, 2022. The impact of the forward share split was to increase the number of shares outstanding by a factor of two, while decreasing the NAV per share outstanding by a factor of one-half, resulting in no effect to the net assets of the Fund. The financial statements of the Fund have been adjusted to reflect the forward share split.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

25 | December 31, 2022

Sprott ETFs

Notes to Financial Statements	December 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of a Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Securities for which no sales are reported are valued at the most recent bid quotation. Investments in open-end mutual funds such as money market funds are valued at the closing NAV.

The Funds’ investments generally are valued at market value. In the absence of market value, if events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of a Fund’s investment, in the event that it is determined that valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued in accordance with the Adviser’s policies and procedures as reflecting fair value (“Fair Value Policies and Procedures”). U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Adviser of the Funds as the valuation designee for the Funds. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Fair Value Policies and Procedures as reflecting fair value. The Adviser has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments.

The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for fair valued investments, the Valuation Committee seeks to determine the price that a Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a Level 1 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to valuation procedures approved by the Board and are categorized in Level 2 or Level 3, when appropriate.

26 | December 31, 2022

Sprott ETFs

Notes to Financial Statements	December 31, 2022

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments at December 31, 2022:

Sprott Gold Miners ETF

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$233,294,420	$—	$—	$233,294,420
Short Term Investments	21,154,792	—	—	21,154,792
Total	$254,449,212	$—	$—	$254,449,212

Sprott Junior Gold Miners ETF

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$101,619,350	$903,539	$—	$102,522,889
Rights*	$—	$—	$—	$—
Short Term Investments	5,036,381	—	—	5,036,381
Total	$106,655,731	$903,539	$—	$107,559,270

Sprott Uranium Miners ETF

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$711,157,598	$—	$—	$711,157,598
Closed End Fund*	115,816,653	—	—	115,816,653
Short Term Investments	41,758,576	—	—	41,758,576
Total	$868,732,827	$—	$—	$868,732,827

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value.

Sprott Junior Gold Miners ETF
Balance as of December 31, 2021	$—
Purchases	520,821
Sales Proceeds	(515,761)
Realized Gain/(Loss)	(5,060)
Change in Unrealized Appreciation/(Depreciation)	—
Transfer into Level 3	—
Transfer out of Level 3	—
Balance as of December 31, 2022	$—
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2022	$—

27 | December 31, 2022

Sprott ETFs

Notes to Financial Statements	December 31, 2022

C. Gold and Silver Mining Industry Risk

The Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF are sensitive to changes in, and their performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Funds’ returns. The gold, silver and other precious metals industry can be significantly affected by competitive pressures, central bank operations, events relating to international political developments, the success of exploration projects, commodity prices, adverse environmental developments and tax and government regulations.

D. Uranium Mining Companies Risk

Uranium Mining Companies (companies that devote at least 50% of their assets to mining, exploration, development, and production of uranium) may be significantly subject to the effects of competitive pressures in the uranium business and the price of uranium. The price of uranium may be affected by changes in inflation rates, interest rates, monetary policy, economic conditions and political stability. The price of uranium may fluctuate substantially over short periods of time, therefore the Fund’s share price may be more volatile than other types of investments. In addition, Uranium Mining Companies may also be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, mandated expenditures for safety and pollution control devices, political and economic conditions in uranium producing and consuming countries, and uranium production levels and costs of production. The primary demand for uranium is from the nuclear energy industry, which uses uranium as fuel for nuclear power plants. Demand for nuclear energy may face considerable risk as a result of, among other risks, incidents and accidents, breaches of security, ill-intentioned acts or terrorism, air crashes, natural disasters (such as floods or earthquakes), equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials.

E. Foreign Investment Risk

The Funds’ investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Funds’ investments or prevent the Funds from realizing the full value of their investments. Emerging market countries may present heightened risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging market countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events. Where all or a portion of the Funds’ underlying securities trade in a market that is closed when the market in which the Funds’ shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Funds’ domestic trading day. In addition, please note that this in turn could lead to differences between the market price of the Funds’ shares and the underlying value of those shares.

F. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments in the Statement of Operations, when applicable.

G. Industry Concentration Risk

Because the Funds’ assets will be concentrated in an industry or group of industries to the extent the index concentrates in a particular industry or group of industries, the Funds are subject to loss due to adverse occurrences that may affect that industry or group of industries.

H. Market Risk and Selection Risk

Market risk is the risk that one or more markets in which the Funds invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, e.g., COVID-19, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Funds’ management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

I. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded with a specific identification cost method. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

28 | December 31, 2022

Sprott ETFs

Notes to Financial Statements	December 31, 2022

J. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

K. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended December 31, 2022*, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

		Total Distributable
Fund	Paid-in Capital	Earnings
Sprott Gold Miners ETF	$2,161,187	$(2,161,187)
Sprott Junior Gold Miners ETF	(29,644)	29,644
Sprott Uranium Miners ETF	(28,752,650)	28,752,650

*	Represents the four months ended December 31, 2022 for Sprott Uranium Miners ETF and twelve months ended December 31, 2022 for Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF.

The tax character of the distributions paid during the fiscal years ended December 31, 2022 and December 31, 2021 were as follows:

Ordinary Income
December 31, 2022
Sprott Gold Miners ETF	$3,155,580
Sprott Junior Gold Miners ETF	2,518,228

Ordinary Income
December 31, 2021
Sprott Gold Miners ETF	$3,066,167
Sprott Junior Gold Miners ETF	2,712,420

The tax character of the distributions paid during the four months ended December 31, 2022**, and fiscal years ended August 31, 2022 and August 31, 2021 were as follows:

Ordinary Income
December 31, 2022
Sprott Uranium Miners ETF	—

Ordinary Income
August 31, 2022
Sprott Uranium Miners ETF	$46,290,058

Ordinary Income
August 31, 2021
Sprott Uranium Miners ETF	$1,049,134

**	Effective September 6, 2022, the Board approved changing the tax year-end of the Sprott Uranium Miners ETF from August 31 to December 31.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2022, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Sprott Gold Miners ETF	$70,180,704	$19,596,002
Sprott Junior Gold Miners ETF	34,386,131	28,304,238
Sprott Uranium Miners ETF	17,839,079	9,149,319

29 | December 31, 2022

Sprott ETFs

Notes to Financial Statements	December 31, 2022

As of December 31, 2022, the components of distributable earnings on a tax basis for the Fund were as follows:

	Sprott Gold Miners	Sprott Junior Gold	Sprott Uranium
	ETF	Miners ETF	Miners ETF

Undistributed net investment income	$81,005	$1,879,876	$—
Accumulated net realized loss on investments	(89,776,706)	(62,690,369)	(27,148,450)
Net unrealized appreciation/(depreciation) on investments	8,399,690	(10,938,985)	(199,305,218)
Total	$(81,296,011)	$(71,749,478)	$(226,453,668)

As of December 31, 2022, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Sprott Gold Miners	Sprott Junior Gold	Sprott Uranium
	ETF	Miners ETF	Miners ETF
Gross appreciation (excess of value over tax cost)	$22,495,740	$6,031,076	$(16,579,791)
Gross depreciation (excess of tax cost over value)	(14,094,927)	(16,970,008)	(182,725,427)
Net depreciation of foreign currency	(1,123)	(53)	—
Net unrealized appreciation (depreciation)	8,399,690	(10,938,985)	(199,305,218)
Cost of investments for income tax purposes	$246,048,399	$118,498,202	$1,068,038,045

The differences between book-basis and tax-basis are primarily due to Passive Foreign Investment Company adjustments and the deferral of losses from wash sales.

Sprott Uranium Miners ETF included in the amounts reclassified was a net operating loss offset to paid-in capital of $30,784,020. There was no reclassification between net operating loss and paid-in capital for Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF.

Sprott Uranium Miners ETF elects to defer to the period ended December 31, 2023, capital losses recognized during the period from November 1 to December 31, 2022 in the amount of $160,052. Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF had no capital losses deferred for the year ended December 31, 2022.

L. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the four months ended December 31, 2022, the Sprott Uranium Miners ETF did not have a liability for any unrecognized tax benefits. As of and during the twelve months ended December 31, 2022, the Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years for the Funds have incorporated no uncertain tax positions that require a provision for income taxes.

M. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. The Funds may lend their portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund, Sprott Asset Management LP (the “Adviser”), or ALPS Advisors, Inc. (the “Sub-Adviser”) specifically identifies in writing as not being available for lending. The borrower pledges and maintains with each Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and by cash equivalents (including irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower). The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S. equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the

30 | December 31, 2022

Sprott ETFs

Notes to Financial Statements	December 31, 2022

current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in each Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in a Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of each Fund, and each Fund does not have the ability to re-hypothecate these securities. Income earned by each Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of each Fund’s securities lending agreements and related cash and non-cash collateral received as of December 31, 2022:

Fund	Market Value of	Cash Collateral	Non-Cash Collateral	Total Collateral
	Securities on Loan	Received	Received	Received
Sprott Gold Miners ETF	$20,430,155	$20,817,068	$713,043	$21,530,111
Sprott Junior Gold Miners ETF	10,278,367	4,957,465	5,938,265	10,895,730
Sprott Uranium Miners ETF	45,348,631	41,296,443	6,384,637	47,681,080

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of December 31, 2022:

Sprott Gold Miners ETF		Remaining contractual maturity of the agreements
	Overnight &
Securities Lending Transactions	Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$20,817,068	$—	$—	$—	$20,817,068
Total Borrowings					20,817,068
Gross amount of recognized liabilities for securities lending (collateral received)					20,817,068

Sprott Junior Gold Miners ETF		Remaining contractual maturity of the agreements
	Overnight &
Securities Lending Transactions	Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$4,975,465	$—	$—	$—	$4,975,465
Total Borrowings					4,975,465
Gross amount of recognized liabilities for securities lending (collateral received)					4,975,465

Sprott Uranium Miners ETF		Remaining contractual maturity of the agreements
	Overnight &
Securities Lending Transactions	Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$41,296,443	$—	$—	$—	$41,296,443
Total Borrowings					41,296,443
Gross amount of recognized liabilities for securities lending (collateral received)					41,296,443

31 | December 31, 2022

Sprott ETFs

Notes to Financial Statements	December 31, 2022

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

The Adviser serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below.

Fund	Advisory Fee
Sprott Gold Miners ETF	0.35%
Sprott Junior Gold Miners ETF	0.35%
Sprott Uranium Miners ETF:
Up to $500 million	0.85%
$500 million - $1 billion	0.80%
Above $1 billlion	0.70%

The Sub-Adviser serves as each Fund’s sub-adviser pursuant to a sub-advisory agreement with the Adviser and the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides. The fee is payable on a monthly basis at the annual rate of the relevant Fund’s average daily net assets as set out below:

Average Assets*	Sub-Advisory Fee**
Up to $250 million	0.04%
$250 million-$500 million	0.03%
Above $500 million	0.02%

*	Subject to the following annual minimums per fund sub-advised by the Sub-Adviser for Sprott: (i) first two funds: $40,000 per fund; (ii) additional funds: $30,000 per fund.

**	Annual rate stated as a percentage of the average daily net assets of the Funds.

For the Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF, the Adviser is paid a monthly management fee at an annual rate (stated as a percentage of the average daily net assets of each Fund) of 0.35%. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Funds. The Adviser has contractually agreed to waive the management fee, and/or reimburse expenses so that total annual operating expenses of these funds after fee waiver/expense reimbursements (not including distribution (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.50% of the shares average daily net assets through April 30, 2023. The Adviser will be permitted to recover expenses it has borne to the extent that the Funds expenses in later periods fall below the annual rates set forth in the expense agreement. These Funds’ fee waiver/expense reimbursement arrangements with the Adviser permit the Adviser to recapture only if any such recapture payments do not cause the Funds’ expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the particular date in which the fees and expenses was deferred. This expense agreement may only be terminated by the Board of Trustees of Sprott Funds Trust during the period.

For the year ended December 31, 2022, the fees waived and recoupment of previously waived fees were as follows:

		Expense
		Recoupment of
	Fees waived by	Previously Waived
	Advisor	Fees
Sprott Gold Miners ETF	$(18,521)	$68,399
Sprott Junior Gold Miners ETF	(176,946)	33,171

As of December 31, 2022, the balance of recoupable expenses for the Funds were as follows:

	Expires December	Expires December	Expires December
	31, 2023	31, 2024	31, 2025
Sprott Gold Miners ETF	$21,095	$4,105	$18,521
Sprott Junior Gold Miners ETF	162,112	134,456	176,946

32 | December 31, 2022

Sprott ETFs

Notes to Financial Statements	December 31, 2022

Under the Investment Advisory Agreement for Sprott Uranium Miners ETF, the Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Board consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (“Independent Trustees”), and one of whom is an interested person. Each current Independent Trustee is paid an annual retainer of $65,000 for his or her services as a Board member to the Trust and another trust in the fund complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2022*, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Sprott Gold Miners ETF	$167,891,115	$167,308,524
Sprott Junior Gold Miners ETF	105,545,639	107,297,747
Sprott Uranium Miners ETF	59,768,805	60,884,646

For the period ended December 31, 2022*, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Sprott Gold Miners ETF	$35,068,662	$8,952,353
Sprott Junior Gold Miners ETF	13,789,409	—
Sprott Uranium Miners ETF	20,811,892	41,798,780

For the period ended December 31, 2022*, the net realized gains/(losses) on in-kind transactions were as follow:

Fund	Net Realized Gain/(Loss)
Sprott Gold Miners ETF	$2,276,844
Sprott Junior Gold Miners ETF	—
Sprott Uranium Miners ETF	4,586,259

*	Represents the four months ended December 31, 2022 for Sprott Uranium Miners ETF and twelve months ended December 31, 2022 for Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 10,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted for the equivalent value of certain securities, generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

Each Fund may engage in cross trades between other funds in the Trust pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board has adopted procedures that apply to transactions between the funds of the Trust pursuant to Rule 17a-7. It has been reported to the Board that these transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

33 | December 31, 2022

Sprott ETFs

Notes to Financial Statements	December 31, 2022

Transactions related to cross trades during the period ended December 31, 2022* were as follows:

Fund	Purchase Cost Paid	Sale Proceeds Received	Realized Gain/(Loss) on Sales
Sprott Gold Miners ETF	$8,072,665	$2,486,641	$(1,955,883)
Sprott Junior Gold Miners ETF	2,486,641	8,072,665	999,974
Sprott Uranium Miners ETF	—	—	—

*	Represents the four months ended December 31, 2022 for Sprott Uranium Miners ETF and twelve months ended December 31, 2022 for Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF.

7. SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events that occurred between December 31, 2022 and the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

34 | December 31, 2022

Sprott ETFs

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of Sprott Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Sprott Gold Miners ETF, Sprott Junior Gold Miners ETF, and Sprott Uranium Miners ETF (the “Funds”), each a series of Sprott Funds Trust (the “Trust”), including the schedules of investments, as of December 31, 2022, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds
constituting Sprott Funds Trust	Statements of operations	Statements of changes in net assets	Financial highlights
Sprott Gold Miners ETF	For the year ended December 31, 2022	For each of the two years ended December 31, 2022	For each of the two years ended December 31, 2022, for the period December 1 through December 31, 2020 and for the two years ended November 30, 2020.
Sprott Junior Gold Miners ETF	For the year ended December 31, 2022	For each of the two years ended December 31, 2022	For each of the two years ended December 31, 2022, for the period December 1 through December 31, 2020 and for the two years ended November 30, 2020.
Sprott Uranium Miners ETF	For the four months ended December 31, 2022 and for the year ended August 31, 2022	For the four months ended December 31, 2022 and for the year ended August 31, 2022	For the four months ended December 31, 2022 and for the year ended August 31, 2022.

With respect to Sprott Gold Miners ETF, and Sprott Junior Gold Miners ETF the financial highlights for year ended November 30, 2018 have been audited by other auditors, whose report dated January 24, 2019 expressed unqualified opinions on such financial highlights.

With respect to Sprott Uranium Miners ETF, the statement of changes in net assets for the year ended August 31, 2021 and the financial highlights for the year ended August 31, 2021, and for the period from December 3, 2019 (commencement of operations) through August 31, 2020, have been audited by other auditors, whose report dated October 29, 2021 expressed unqualified opinions on such statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2019.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 28, 2023

35 | December 31, 2022

Sprott ETFs

Additional Information	December 31, 2022 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 888.622.1813.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC as an exhibit to its report on Form N-PORT. Form N-PORT reports for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-PORT reports will be available without charge, upon request, by calling (toll-free) 888.622.1813.

TAX INFORMATION

Pursuant to Section 853(c) of the Internal Revenue Code, the Funds designated the following for the calendar year ended December 31, 2022:

	Foreign Taxes Paid	Foreign Source Income
Sprott Gold Miners ETF	$548,410	$3,807,203
Sprott Junior Gold Miners ETF	$93,792	$1,219,284
Sprott Uranium Miners ETF	$—	$—

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2022:

	QDI	DRD
Sprott Gold Miners ETF	89.35%	37.92%
Sprott Junior Gold Miners ETF	32.52%	0.00%
Sprott Uranium Miners ETF	0.00%	0.00%

In early 2023, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2022 via Form 1099. The Funds will notify shareholders in early 2024 of amounts paid to them by the Funds, if any, during the calendar year 2023.

LICENSING AGREEMENTS

Solactive AG (“Solactive”) has entered into a license agreement with the Adviser. Solactive is the Index Provider for the Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF (the “Gold Funds”). Solactive is not affiliated with the Trust, the Adviser, or the Distributor.

Sprott Gold Miners ETF seeks investment results that correspond (before fees and expenses) to the performance of the Solactive Gold Miners Custom Factors Total Return Index and Sprott Junior Gold Miners ETF seeks investment results that correspond (before fees and expenses) to the performance of the Solactive Junior Gold Miners Custom Factors Total Return Index (Solactive Gold Miners Custom Factors Total Return and Solactive Junior Gold Miners Custom Factors Total Return Index are collectively referred to as the “Solactive Indexes”).

The Gold Funds are not sponsored, promoted, sold or supported in any other manner by Solactive nor does Solactive offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive Indexes and/or Indexes’ trade mark or the index price at any time or in any other respect. The Indexes are calculated and published by Solactive. Solactive uses its best efforts to ensure that each Index is calculated correctly. Irrespective of its obligations towards the Gold Funds, Solactive has no obligation to point out errors in the Indexes to third parties including but not limited to investors and/or financial intermediaries of the Gold Funds. Neither publication of the Indexes by Solactive nor the licensing of the Solactive Indexes or Solactive Indexes’ trade mark for the purpose of use in connection with the Gold Funds constitutes a recommendation by Solactive to invest capital in the Gold Funds nor does it in any way represent an assurance or opinion of Solactive with regard to any investment in the Gold Funds.

The Sprott Uranium Miners ETF (the “Uranium Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the North Shore Global Uranium Mining Index. The North Shore Global Uranium Mining Index is a registered trademark of North Shore Indices, Inc. (“North Shore”) and has been licensed for use by the Adviser for the Uranium Fund. The Uranium Fund is not sponsored, endorsed, sold, or promoted by North Shore, and North Shore makes no representation regarding the advisability of investing in the Uranium Fund. Indxx, LLC calculates and publishes the North Shore Global Uranium Mining Index and uses its best efforts to ensure that the index is calculated correctly. The publication of the North Shore Global Uranium Mining Index by North Shore and Indxx LLC does not constitute a

36 | December 31, 2022

Sprott ETFs

Additional Information	December 31, 2022 (Unaudited)

recommendation by North Shore to invest in the Uranium Fund. North Shore does not offer any guarantee or assurance with regard to the results of using the North Shore Global Uranium Mining Index.

The Adviser does not guarantee the accuracy and/or the completeness of the Solactive Indexes or the North Shore Global Uranium Mining Index (collectively, the “Indexes”) or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Indexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indexes even if notified of the possibility of such damages.

37 | December 31, 2022

Sprott ETFs

Trustees & Officers	December 31, 2022 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address[1] and Birth Year	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee
Leslie Barrett, 1965	Trustee	Since April, 2022	Senior software engineer at Bloomberg LP specializing in Natural Language Processing and Machine Learning since 2012.	5	None

Michael W. Clark, 1959	Trustee	Since September, 2018	President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.	5	None

Peyton T. Muldoon, 1969	Trustee	Since September, 2018	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011).	5	None

James R. Pierce, Jr., 1956	Trustee	Since September, 2018	Chairman, Global Energy & Power, Marsh Specialty, a global specialty operations focusing on the energy and power business served by Marsh, Inc., since September, 2014.	5	None

1.	The address for each Trustee is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J 2J1.

2.	Each Trustee serves until resignation, death, retirement or removal.

38 | December 31, 2022

Sprott ETFs

Trustees & Officers	December 31, 2022 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS

Name, Address[1] and Birth Year	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee
John Ciampaglia, 1970	President and Trustee	Since September, 2018	Senior Managing Partner of Sprott Inc. and Chief Executive Officer of Sprott Asset Management, LP. (Since 2010)	4	None

Thomas W. Ulrich, 1963	Secretary, Chief Compliance Officer	Since September, 2018	Managing Partner, Sprott Inc. group of companies (since January 2018); General Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012).	N/A	N/A

Varinder Bhathal, 1971	Treasurer and Chief Financial Officer	Since September, 2018	Chief Financial Officer of Sprott Asset Management LP (since December 2018); Chief Financial Officer of Sprott Capital Partners (since October 2016); Managing Partner, Corporate Finance and Investment Operations of Sprott Inc. (since October 2017); Vice President, Finance of Sprott Inc. (December 2015 to October 2017).	N/A	N/A

1.	The address for each Trustee and officer is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J 2J1.

2.	Each Trustee serves until resignation, death, retirement or removal.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge at www.sprottetfs.com, or upon request by calling the Fund toll free at 1-888-622-1813.

39 | December 31, 2022

This material must be preceded or accompanied by the Prospectus.

www.sprott.com

(b)	Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

(a)	(1) The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.

(2) Michael W. Clark is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Fiscal Year Ended December 31, 2022	$91,000
Fiscal Year Ended December 31, 2021	$79,000

(b)	Audit-Related Fees

Fiscal Year Ended December 31, 2022	$0
Fiscal Year Ended December 31, 2021	$0

(c)	Tax Fees (tax services rendered include review of federal and state income tax returns)

Fiscal Year Ended December 31, 2022	$14,000
Fiscal Year Ended December 31, 2021	$11,000

(d)	All Other Fees

Fiscal Year Ended December 31, 2022	$0
Fiscal Year Ended December 31, 2021	$0

(e)	(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(2) No services described in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

1

(g)	The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.

	Registrant	Investment Adviser
Fiscal Year Ended December 31, 2022	$14,000	$0
Fiscal Period Ended December 31, 2021	$11,000	$0

(h)	Not Applicable.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Michael W. Clark, Peyton T. Muldoon, James R. Pierce, Jr and Leslie Barrett. are members of the Registrant’s audit committee.

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

2

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2)         A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)         Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4)        Change in the registrant’s independent public accountant. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPROTT FUNDS TRUST

By:	/s/ Thomas W. Ulrich
Thomas W. Ulrich, President

Date:	August 17, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas W. Ulrich
Thomas W. Ulrich, President

Date:	August 17, 2023

By:	/s/Varinder Bhathal
Varinder Bhathal, Treasurer

Date:	August 17, 2023

4